EXHIBIT 10(n)(ii)

                                 AMENDMENT


     AMENDMENT to the COMSAT Corporation 1990 Key Employee Stock
Plan (the "Plan"), as approved by the shareholders of COMSAT
Corporation (the "Corporation") on May 18, 1990, and as previously amended on January 15, 1993.

     WHEREAS, on February 18, 1994, the Corporation's Board of
Directors approved this Amendment, subject to approval by the shareholders of the Corporation; and

     WHEREAS, on May 20, 1994, the shareholders of the Corporation approved this Amendment.

     NOW, THEREFORE, Section 8 of the Plan is hereby amended with respect to all grants made on or after January 1, 1994 to read as follows:

     "8.  Restricted Stock Awards.

          (a) The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Restricted Stock Awards under the Plan. Each Restricted Stock Award shall be evidenced by a written instrument which shall state the number of shares of Common Stock covered by the award and the terms and conditions which the Committee shall have determined with respect to such award. No more than 50,000 shares of Common Stock may be granted to any individual with respect to any Restricted Stock Awards in any given year.

          (b) The Committee shall determine a period of time ("Performance Period"), the applicable performance measures and the specific targets applicable to those measures which shall apply to a Restricted Stock Award made to a Participant. The performance measures may include one or more of the following: improvements in revenues, earnings per share, profit before taxes, net income or operating income; return on shareholder equity; return on net assets; and stock price performance. During the Performance Period, the Participant is not the record holder of the shares of Common Stock underlying the Restricted Stock Award and will not have the rights and privileges of a shareholder of the Corporation with respect to such shares, including the right to vote the shares or receive dividends paid on the shares.

          (c) The Committee may provide that, during the Performance Period, a Participant whose Restricted Stock Award has not previously terminated shall be entitled to have an amount accrued for his or her account equal to each cash dividend the Corporation would have paid to such Participant during the Performance Period if the Participant had been the owner of record of the shares of Common Stock underlying the Restricted Stock Award on the record date for the payment of such dividend.

          (d) At the end of the Performance Period with respect to any Restricted Stock Award, the Committee must certify that the performance measures have been achieved. Once this certification is made with respect to a Restricted Stock Award, the dividends accrued pursuant to paragraph (c) shall be paid and a certificate representing the shares of Common Stock covered by the award shall be registered in the name of the Participant and shall be delivered to the Participant without payment on his part. The Participant shall then generally have the rights and privileges of a shareholder of the Corporation with respect to such shares, including the right to vote and to receive dividends, subject to the restrictions specified in paragraphs (e) and (f).

          (e) The Committee shall determine a period of time ("Limitation Period") which shall apply to the shares of Common Stock transferred to a Participant with respect to achievement of the performance measures contained in each Restricted Stock Award, provided that in no event shall the Limitation Period be less than two years. Except as otherwise determined by the Committee, during the Limitation Period applicable with respect to each Restricted Stock Award, the Participant may not sell, transfer, assign, pledge or otherwise encumber or dispose of the shares of Common Stock covered by such Restricted Stock Award. The Committee in its discretion may prescribe conditions for the incremental lapse of the preceding restrictions during the Limitation Period, and for the lapse or termination of such restrictions upon the occurrence of certain events before the expiration of the Limitation Period. The Committee in its discretion also may shorten or terminate the Limitation Period or waive any conditions for the lapse or termination of the restrictions with respect to all or any portion of the shares of Common Stock covered by the Restricted Stock Award. The certificate representing the shares of Common Stock distributed with respect to each Restricted Stock Award made under the Plan shall be affixed with a legend setting forth the restrictions applicable to the transfer of such shares. The restrictions applicable to a Restricted Stock Award shall lapse and a certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered to the Participant free of all such restrictions upon the earliest of the following: (1) the expiration of the Limitation Period applicable to the Restricted Stock Award, (2) the occurrence of an event prescribed by the Committee which results in the lapse of the restrictions, or (3) such other time as the Committee may determine.

          (f) The Shares of Common Stock covered by a Restricted Stock Award shall be forfeited by the Participant upon termination of the Participant's employment with the Corporation or any of its subsidiaries before the occurrence of any of the events described in the last sentence of paragraph (e). The Participant shall thereupon immediately transfer the shares back to the Corporation without payment by the Corporation."

All other terms and provisions of the Plan are hereby expressly confirmed and restated, and all Options, SARs, Restricted Stock Units and Restricted Stock Awards previously issued under the Plan shall remain in full force and effect pursuant to their terms and the terms of the Plan at the time of issuance.

EXHIBIT 10(bb)(i)

                    AMENDMENT NO. 1 TO CREDIT AGREEMENT


     THIS AMENDMENT AGREEMENT (this "Amendment"), dated as of December 17, 1994, among COMSAT CORPORATION, a District of Columbia corporation (the "Borrower"), the various banks and lending institutions parties hereto (each a "Bank" and collectively, the "Banks"), and NATIONSBANK OF NORTH CAROLINA, N.A., a national banking association, as agent for the Banks (in such capacity, the "Agent");

                           W I T N E S S E T H:

     WHEREAS, pursuant to that certain Credit Agreement, dated as of December 17, 1993 (the "Existing Credit Agreement"), among the parties hereto, the Banks have agreed to make loans to the Borrower; and

     WHEREAS, the Borrower, the Banks and the Agent desire to make certain amendments to the Existing Credit Agreement;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                  PART I
                                DEFINITIONS

     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings:

     "Amended Credit Agreement" means the Existing Credit
Agreement as amended hereby.

     "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                  PART II
                 AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement, the Notes and the other Financing Documents shall continue in full force and effect.

     SUBPART 2.1  Amendments to Article I.  Article I of the
Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definition:

          "Amendment No. 1" means Amendment No. 1 to Credit
     Agreement, dated as of December 17, 1994, among the Borrower, the Agent and the Banks, amending this Credit
     Agreement as then in effect.

Article I of the Existing Credit Agreement is further amended by amending in their entirety the following definitions so that such definitions now read as follows:

          "Applicable Fee Percentage" shall mean on any date, with respect to the Facility Fees, the applicable percentage set forth below based upon the ratings applicable on such date to any senior unsecured debt of the Borrower then outstanding:

                                        Facility Fee
                                         Percentage
                                        ------------
     Category 1
     ----------
     AA- or higher by S&P                .10%
     and Aa3 or higher
     by Moody's

     Category 2
     ----------
     A+ by S&P and                       .10%
     A1 by Moody's

     Category 3
     ----------
     A by S&P and A2                     .10%
     by Moody's

     Category 4
     ----------
     A- by S&P and                       .10%
     A3 by Moody's

     Category 5
     ----------
     BBB+ by S&P and                     .125%
     Baa1 by Moody's

     Category 6
     ----------
     BBB by S&P and                      .15%
     Baa2 by Moody's

     Category 7
     ----------
     BBB- by S&P and                     .1875%
     Baa3 by Moody's

     Category 8
     ----------
     BB+ or lower by                     .375%
     S&P and Ba1 or lower
     by Moody's

     For purposes of the foregoing, (i) if no rating for any senior unsecured debt of the Borrower shall be available from either Moody's or S&P, such rating agency shall be deemed to have established a rating for the senior unsecured debt of the Borrower in Category 8, (ii) if the ratings established or deemed to have been established by Moody's and S&P shall fall within different Categories, the Applicable Fee Percentage shall be based upon the inferior (or numerically highest) Category and (iii) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change. Each such change shall apply to all Facility Fees that accrue at any time during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of either Moody's or S&P shall change prior to the Termination Date, the Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system.

          "Applicable Margin" shall mean on any date, with respect to A Advances which are Eurodollar Rate Advances, the applicable spread set forth below based upon the ratings applicable on such date to any senior unsecured debt of the Borrower then outstanding:

                                             Eurodollar Rate
                                             Advance Spread
                                             ---------------
     Category 1
     ----------
     AA- or higher by S&P                          .25%
     and Aa3 or higher
     by Moody's

     Category 2
     ----------
     A+ by S&P and                                 .25%
     A1 by Moody's

     Category 3
     ----------
     A by S&P and A2                               .25%
     by Moody's

     Category 4
     ----------
     A- by S&P and                                 .25%
     A3 by Moody's

     Category 5
     ----------
     BBB+ by S&P and                               .275%
     Baa1 by Moody's

     Category 6
     ----------
     BBB by S&P and                                .30%
     Baa2 by Moody's

     Category 7
     ----------
     BBB- by S&P and                               .375%
     Baa3 by Moody's

     Category 8
     ----------
     BB+ or lower by                               .50%
     S&P and Ba1 or lower
     by Moody's

     For purposes of the foregoing, (i) if no rating for any senior unsecured debt of the Borrower shall be available from either Moody's or S&P, such rating agency shall be deemed to have established a rating for the senior unsecured debt of the Borrower in Category 8, (ii) if the ratings established or deemed to have been established by Moody's and S&P shall fall within different Categories, the Applicable Margin applicable to any A Advance which is a Eurodollar Rate Advance shall be based upon the inferior (or numerically highest) Category and (iii) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of either Moody's or S&P), such change shall be effective as of the date on which such change is first announced by the rating agency making such change. Each such change shall apply to all A Advances which are Eurodollar Rate Advances that are outstanding at any time during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of either Moody's or S&P shall change prior to the Termination Date, the Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system.

          "Termination Date" means (i) December 17, 1999 or such later date determined in accordance with the provisions of
     Section 2.17, or (ii) the earlier date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01; provided, however, the Termination Date shall not in any event be later than December 17, 2000.

     SUBPART 2.2 Amendments to Section 2.17. Section 2.17 is amended in its entirety so that such Section now reads as follows:

          SECTION 2.17. Extension of Maturity. So long as no Event of Default shall have occurred and be continuing or if any Event of Default shall have occurred and shall have been waived, the Borrower may, prior to December 17 of each calendar year commencing December 17, 1995 and ending December 17, 1999 (each, an "Extension Date"), request an extension of the Termination Date for a one-year period by giving notice of such request not less than 90 days nor more than 120 days prior to such Extension Date to the Agent and executing and delivering to each Lender a completed Extension Letter in the form of Exhibit "F" hereto, requesting the extension of the Termination Date. Each Lender may, in its sole discretion, execute such letter and return copies thereof to the Agent and the Borrower. Any Lender which fails to execute and return its copies of the Extension Letter on or before the date 60 days prior to the applicable Extension Date shall be deemed to have denied the Borrower's request. If, on the date 60 days before the applicable Extension Date, the Agent has received Extension Letters from Lenders holding at least 60% but less than 100% in aggregate principal amount of the Commitments, the Borrower may (i) require each Lender who has denied the Borrower's request to transfer all such Lender's rights and obligations under this Agreement to another financial institution or institutions, which shall be in each case (A) an Eligible Assignee selected by the Borrower willing to assume such rights and obligations and to consent to the extension of the Termination Date, in accordance with the provisions of Section 8.07 and (B) assuming a Commitment in an amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof or (ii) repay in whole or in part accrued and unpaid principal, interest and fees with respect to the Commitments and Advances of each Lender who has denied the Borrower's request and terminate in whole or in part the Commitments of such Lenders, provided (i) that the termination of such Commitments would not result in the aggregate remaining Commitments being reduced below the limit set forth in Section 2.05 and (ii) that the Borrower shall have obtained the consent of such Lender with respect to the remaining portion of such Lender's Commitment. If on the date 30 days prior to the applicable Extension Date the Agent has received Extension Letters from each Lender (after giving effect to the assignments pursuant to Section 8.07, if any) the Termination Date shall be extended by one year.

                                 PART III
                        CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1. Amendment No. 1 Effective Date. This Amendment shall be and become effective on such date (the "Amendment No. 1 Effective Date") on or prior to December 17, 1994, when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter, this Amendment shall be known, and may be referred to, as "Amendment No. 1."

     SUBPART 3.1.1. Execution of Counterparts. The Agent shall have received counterparts of this Amendment, each of which shall have been duly executed on behalf of the Borrower, the Agent and each Bank.

     SUBPART 3.1.2. Legal Details, Etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent. In addition, the Agent shall have received such other agreements, documents or instruments as it may from time to time reasonably request.


                                  PART IV
                               MISCELLANEOUS

     SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.2 Instrument Pursuant to Existing Credit Agreement. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.3 Notes. The Borrower hereby confirms and agrees that the Notes are, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment, all references in each Note to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

     SUBPART 4.4  Counterparts, Effectiveness, Etc.  This
Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.5  Governing Law.  THIS AMENDMENT SHALL BE DEEMED
TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF
THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF
LAW PRINCIPLES THEREOF.

     SUBPART 4.6 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                              COMSAT CORPORATION

                              By/s/W.D. Minami
                                ---------------------------
                                Title:  Treasurer


                              NATIONSBANK OF NORTH CAROLINA,
                               N.A., as Agent and as a Bank


                              By/s/Robert Gillison
                                ---------------------------
                                Title:  Vice President


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                              By/s/Doug Bontemps
                                ---------------------------
                                Title:  Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By/s/Ted Wozniak
                                ---------------------------
                                Title:  Vice President


                              THE CHASE MANHATTAN BANK, N.A.


                              By/s/Robert T. Smith
                                ---------------------------
                                Title:  Vice President

                              THE SUMITOMO BANK, LIMITED,
                              NEW YORK BRANCH

                              By/s/Yoshinori Kawamura
                                ---------------------------
                                Title:  Joint General Manager


                              SWISS BANK CORPORATION, NEW YORK
                              BRANCH


                              By/s/Jane A. Majeski
                                ---------------------------
                                Title: Director, Merchant Banking


                              By/s/Colin T. Taylor
                                ---------------------------
                                Title: Director, Merchant Banking

EXHIBIT 10(gg)

_________________________________________________________________


                         FISCAL AGENCY AGREEMENT

                                 Between


        INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION,

                                 Issuer

                                   and

               MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                 Fiscal Agent and Principal Paying Agent





                        _________________________

                       Dated as of 14 October 1994
                        _________________________


                            U.S. $200,000,000

                          8-3/8% Notes Due 2004



_________________________________________________________________

Page ii

          FISCAL AGENCY AGREEMENT, dated as of 14 October 1994 (the "Agreement"), between International Telecommunications Satellite Organization ("INTELSAT"), an international organization established by the Agreement Relating to the International Telecommunications Satellite Organization and the Operating Agreement relating thereto, entered into force on 12 February 1973, and Morgan Guaranty Trust Company of New York, a bank organized under the laws of New York, United States, as Fiscal Agent and Principal Paying Agent.

          1. INTELSAT has, by a Subscription Agreement, dated as of 13 October 1994, between INTELSAT and CS First Boston Limited ("CSFB"), and the other Managers named therein (the "Managers"), agreed to issue U.S. $200,000,000 aggregate principal amount of its 8 3/8% Notes Due 2004 (the "Notes"). The Notes shall be issued initially in the form of a temporary global note in bearer form, without interest coupons, substantially in the form of Exhibit A hereto (the "Global Note"). The Global Note will be exchangeable, as provided below, for definitive Notes issuable in bearer form, in denominations of U.S. $1,000, U.S. $10,000 and U.S. $100,000 (the
"Bearer Notes") with interest coupons attached (the "coupons"), substantially in the forms set forth in Exhibit B hereto. The term "Notes" as used herein includes the Global Note. The term "Holder", when used with respect to a Bearer Note or any coupon, means the bearer thereof.

          2. INTELSAT hereby appoints Morgan Guaranty Trust Company of New York, acting through its office at London, United Kingdom, as its fiscal agent and principal paying agent in respect of the Notes upon the terms and subject to the conditions herein set forth (Morgan Guaranty Trust Company of New York and its successor or successors as such fiscal agent or principal paying agent qualified or appointed in accordance with Section 8 hereof are herein collectively called the "Fiscal Agent"), and Morgan Guaranty Trust Company of New York hereby accepts such appointment. The Fiscal Agent shall have the powers and authority granted to and conferred upon it herein and in the Notes and such further powers and authority to act on behalf of INTELSAT as may be mutually agreed upon by INTELSAT and the Fiscal Agent. As used herein, "paying agents" shall mean paying agents (including the Fiscal Agent) maintained by INTELSAT as provided in Section 8(b) hereof.

          3. (a) The Notes shall be executed on behalf of INTELSAT by the Director General and Chief Executive Officer or by any other officer of INTELSAT specifically identified in a certificate of incumbency and specimen signatures as having the requisite authority to execute the Notes (the "Executive Officers"), any of whose signatures may be manual or facsimile, under a facsimile of its seal reproduced thereon and attested by its General Counsel or an Assistant General Counsel, any of whose signatures may be manual or facsimile. Notes bearing the manual or facsimile signatures of persons who were at any time the proper officers of INTELSAT shall bind INTELSAT, notwithstanding that such persons or any of them ceased to hold such office or offices prior to the authentication and delivery of such Notes or did not hold such office or offices at the date of issue of such Notes.

          (b) The Fiscal Agent is hereby authorized, in accordance with the provisions of Paragraph 9 of the definitive Notes and this Section, from time to time to authenticate (or to arrange for the authentication on its behalf) and deliver a new Note in exchange for or in lieu of any Note which has become, or the coupons appertaining thereto which have become, mutilated, lost, stolen or destroyed. Each Note authenticated and delivered in exchange for or in lieu of any such Note shall carry all the rights to interest accrued and unpaid and to accrue which were carried by such Note.

          4. (a) INTELSAT initially shall execute and deliver, on 14 October 1994 (the "Closing Date"), a Global Note for an aggregate principal amount of U.S. $200,000,000 to the Fiscal Agent, and the Fiscal Agent by a duly authorized officer or an attorney-in-fact duly appointed pursuant to a valid power of attorney shall, upon the order of INTELSAT signed by an Executive Officer of INTELSAT, authenticate the Global Note and deliver the Global Note to The Chase Manhattan Bank N.A. (London Branch), a common depositary for the Morgan Guaranty Trust Company, Brussels' Office, as operator of the Euroclear System ("Euroclear") and Cedel societe anonyme ("Cedel"), for credit to the respective account of the purchasers (or to such other accounts as it may direct).

          (b) For the purposes of this Agreement, "Exchange Date" shall mean the day immediately following the expiration of the 40-day period beginning on the later of the date on which Notes are first offered to persons other than distributors (as determined by CSFB) and the Closing Date. Without unnecessary delay, but in any event not less than 14 days prior to the Exchange Date, except in the event of earlier redemption or acceleration, INTELSAT shall execute and deliver to the Fiscal Agent U.S. $200,000,000 principal amount of Bearer Notes.

          (c) Not earlier than the Exchange Date, the interest of a beneficial owner of the Notes in the Global Note shall only be exchanged for Bearer Notes after the account holder instructs Euroclear or Cedel, as the case may be, to request such exchange on his behalf and presents to Euroclear or Cedel, as the case may be, a certificate substantially in the form set forth in Exhibit C hereto, copies of which certificate shall be available from the offices of Euroclear and Cedel. Any exchange pursuant to this paragraph shall be made free of charge to beneficial owners of the Global Note, except that a person receiving definitive Notes must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such Notes in person at the offices of Euroclear or Cedel. In no event shall any such exchange occur prior to the Exchange Date.

          (d) Upon request for issuance of Bearer Notes, on or after the Exchange Date, the Global Note shall be surrendered by the Common Depositary to the Fiscal Agent, as INTELSAT's agent, for purposes of the exchange of Notes described below. Following such surrender and upon presentation by Euroclear or Cedel, acting on behalf of the beneficial owners of Bearer Notes, to the Fiscal Agent at its principal office in London, United Kingdom (the "Principal Office") of a certificate or certificates substantially in the form set forth in Exhibit D hereto, the Fiscal Agent shall authenticate (or arrange for the authentication on its behalf) and deliver to Euroclear or Cedel, as the case may be, for the account of such owners, the Bearer Notes in exchange for an aggregate principal amount equal to the principal amount of the Global Note beneficially owned by such owners. The presentation to the Fiscal Agent by Euroclear or Cedel of such a certificate may be relied upon by INTELSAT and the Fiscal Agent as conclusive evidence that a related certificate or certificates has or have been presented to Euroclear or Cedel, as the case may be, as contemplated by the terms of Section 4(c) hereof.

          Upon any exchange of a portion of the Global Note for Bearer Notes, the Global Note shall be endorsed by the Fiscal Agent to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged; provided, that when the Global
Note is exchanged in full, the Fiscal Agent shall cancel it. Until so exchanged in full, the Global Note shall in all respects be entitled to the same benefits under this Agreement as the definitive Notes authenticated and delivered hereunder, except that none of Euroclear, Cedel or the beneficial owners of the Global Note shall be entitled to receive payment of interest thereon.

          Notwithstanding the foregoing, in the event of redemption or acceleration of the Global Note prior to the issue of the Bearer Notes, Bearer Notes will be issuable in respect of such Global Note on or after the later of (i) the date fixed for such redemption or on which such acceleration occurs and (ii) the Exchange Date, and all of the foregoing in this subsection (d) shall be applicable to the issuance of such Bearer Notes.

          (e) No Note or coupon shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Note or coupon a certificate of authentication substantially in the forms provided for herein and executed by the Fiscal Agent by manual signature, and such certificate upon any Note or coupon shall be conclusive evidence, and the only evidence, that such Note or coupon has been duly authenticated and delivered hereunder.

          5. (a) INTELSAT will pay or cause to be paid to the Fiscal Agent the amounts required to be paid by it herein and in the Notes, at the times and for the purposes set forth herein and in the Notes, and INTELSAT hereby authorizes and directs the Fiscal Agent to make payment of the principal of and interest and additional amounts pursuant to Paragraph 5 of the definitive Notes ("Additional Amounts"), if any, on the Notes in accordance with the terms of the Notes.

          (b) Notwithstanding any other provision hereof (other than the last sentence of this Section 5(b)) or of the Notes, no payment with respect to principal of or interest or Additional Amounts, if any, on any Note may be made at any office of the Fiscal Agent or any other paying agent maintained by INTELSAT in the United States of America (including the States and the District of Columbia), its territories or possessions and other areas subject to its jurisdiction (the "United States"). No payment with respect to a Note shall be made by transfer to an account in, or by mail to an address in, the United States. Notwithstanding the

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

foregoing, payment of principal of and interest and Additional Amounts, if any, on the Notes shall be made at a paying agent in the Borough of Manhattan, The City of New York, if (but only if) payments in United States dollars of the full amount of such principal, interest or Additional Amounts at all offices or agencies outside the United States through which payment is to be made in accordance with the terms of the Notes is illegal or effectively precluded by exchange controls or other similar restrictions.

          (c) If INTELSAT becomes liable to pay additional amounts pursuant to Section 5 of the Notes, then, at least ten business days prior to the date of any such payment of principal or interest to which such payment of additional amounts relates, INTELSAT shall furnish the Fiscal Agent, the Paying Agent and each other paying agent of INTELSAT with a certificate which specifies, by country, the rates of withholding, if any, applicable to such payment to Holders of the Notes, and shall pay to the Paying Agent such amounts as shall be required to be paid to Holders of the Notes. INTELSAT hereby agrees to indemnify the Fiscal Agent, the Paying Agent and each other paying agent of INTELSAT for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any certificate furnished pursuant to this Section 5(c).

          (d) In the case of any redemption of Notes, INTELSAT shall give notice, not less than 45 or more than 75 days prior to any date set for redemption (as provided for in Paragraph 6 of the definitive Notes), to the Fiscal Agent of its election to redeem the Notes on such redemption date specified in such notice. The Fiscal Agent shall cause notice of redemption to be given in the name and at the expense of INTELSAT in the manner provided in Paragraph 6(e) of the definitive Notes.

          6. All Notes and coupons surrendered for payment, redemption or exchange shall, if surrendered to anyone other than the Fiscal Agent, be cancelled and delivered to the Fiscal Agent. All cancelled Notes and coupons held by the Fiscal Agent shall be destroyed, and the Fiscal Agent shall furnish to INTELSAT a certificate with respect to such destruction, except that the cancelled Global Note shall not be destroyed but shall be delivered to INTELSAT.

          7. The Fiscal Agent accepts its obligations set forth herein and in the Notes upon the terms and conditions hereof and thereof, including the following, to all of which INTELSAT agrees and to all of which the rights hereunder of the Holders from time to time of the Notes and coupons shall be subject:

          (a) The Fiscal Agent and each other paying agent of INTELSAT shall be entitled to the compensation to be agreed upon with INTELSAT for all services rendered by it, and INTELSAT agrees promptly to pay such compensation and to reimburse the Fiscal Agent and each other paying agent of INTELSAT for its reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by it in connection with the services rendered by it hereunder. INTELSAT also agrees to indemnify each of the Fiscal Agent and each other paying agent of INTELSAT hereunder for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Fiscal Agent or such other paying agent, arising out of or in connection with its acting as such Fiscal Agent or other paying agent of INTELSAT hereunder, including the costs and expenses of defending against any claim of liability. For the purposes of this Section, the obligations of INTELSAT shall survive the payment of the Notes and the resignation or removal of the Fiscal Agent or any other paying agent of INTELSAT hereunder.

          (b) In acting under this Agreement and in connection with the Notes, the Fiscal Agent and each other paying agent of INTELSAT are acting solely as agents of INTELSAT and do not assume any obligation or relationship of agency or trust for or with any of the Holders of the Notes or coupons, except that all funds held by the Fiscal Agent or any other paying agent of INTELSAT for payment of principal of or interest or Additional Amounts, if any, on the Notes shall be held in trust, but need not be segregated from other funds except as required by law, and shall be applied as set forth herein and in the Notes; provided, however, that monies paid by INTELSAT to the Fiscal Agent or any other paying agent of INTELSAT for the payment of principal of or interest or Additional Amounts, if any, on Notes remaining unclaimed at the end of two years after such principal or interest or Additional Amounts, if any, shall have become due and payable shall be repaid to INTELSAT, as provided and in the manner set forth in the Notes, whereupon the aforesaid trust shall terminate and all liability of the Fiscal Agent or such other paying agent of INTELSAT with respect thereto shall cease and the Holder of such Note or unpaid coupon must thereafter look solely to INTELSAT for payment thereof.

          (c) The Fiscal Agent and each other paying agent of INTELSAT hereunder may consult with counsel (who may also be counsel to INTELSAT) satisfactory to such Fiscal Agent or paying agent in its reasonable judgment, and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in reliance thereon.

          (d) The Fiscal Agent and each other paying agent of INTELSAT hereunder shall be protected and shall incur no liability to any person for or in respect of any action in good faith taken, omitted or suffered by it in reliance upon any Note, coupon, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by the Fiscal Agent or such other paying agent in good faith to be genuine and to have been signed by the proper parties.

          (e) The Fiscal Agent and each other paying agent of INTELSAT hereunder and its directors, officers and employees may become the owner of, or acquire an interest in, any Notes or coupons, with the same rights that it or they would have if it were not the Fiscal Agent or such other paying agent of INTELSAT hereunder, may engage or be interested in any financial or other transaction with INTELSAT and may act on, or as depositary, trustee or agent for, any committee or body of Holders of Notes or coupons or holders of other obligations of INTELSAT as freely as if it were not the Fiscal Agent or a paying agent of INTELSAT hereunder.

          (f) Neither the Fiscal Agent nor any other paying agent of INTELSAT hereunder shall be under any liability to any person for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Notes except as may be otherwise agreed with INTELSAT.

          (g) The recitals contained herein and in the Notes (except the Fiscal Agent's certificates of authentication) and in the coupons shall be taken as the statements of INTELSAT, and the Fiscal Agent assumes no responsibility for their correctness. The Fiscal Agent makes no representation as to the validity or sufficiency of this Agreement or the Notes or coupons, except for the Fiscal Agent's due authorization to execute and deliver this Agreement; provided, however, that the Fiscal Agent shall not be relieved of its duty to authenticate Notes (or to arrange for authentication on its behalf) as authorized by this Agreement. The Fiscal Agent shall not be accountable for the use or application by INTELSAT of the proceeds of Notes.

          (h) The Fiscal Agent and each other paying agent of INTELSAT hereunder shall be obligated to perform such duties and only such duties as are herein and in the Notes specifically set forth and no implied duties or obligations shall be read into this Agreement or the Notes against the Fiscal Agent or any other paying agent of INTELSAT. The Fiscal Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any undue expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

          (i) Unless herein or in the Notes otherwise specifically provided, any order, certificate, notice, request, direction or other communication from INTELSAT under any provision of this Agreement shall be sufficient if signed by an Executive Officer of INTELSAT.

          (j) No provision of this Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or that of its directors, officers or employees.

          8. (a) INTELSAT agrees that, until all Notes or coupons (other than coupons the surrender of which has been waived under Paragraphs 3 and 6 of the definitive Notes and coupons which have been replaced or paid as provided in Paragraph 9 of the definitive Notes) authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) become due and payable, whether at maturity or upon redemption, and monies sufficient to pay the principal thereof and interest, and Additional Amounts, if any, thereon shall have been made available to the Fiscal Agent and either paid to the persons entitled thereto or returned to INTELSAT as provided herein and in the Notes, there shall at all times be a Fiscal Agent hereunder which shall be appointed by INTELSAT, shall be authorized under the laws of its place of organization to exercise corporate trust powers and shall have a combined capital and surplus of at least U.S. $50,000,000.

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

          (b) INTELSAT hereby appoints the Principal Office of the Fiscal Agent as its agent where, subject to any applicable laws or regulations, Notes and coupons may be presented or surrendered for payment, where the Notes may be surrendered for exchange and where notices and demands to or upon INTELSAT in respect of the Notes and coupons and this Agreement may be served. In addition, INTELSAT hereby appoints the main office of Morgan Guaranty Trust Company of New York, Brussels Office, Banque Generale du Luxembourg S.A. in Luxembourg and Credit Suisse in Zurich, Switzerland as additional paying agencies for the payment of principal of, and interest and Additional Amounts, if any, on, the Notes.

          INTELSAT may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that, (i) so long as INTELSAT is required to maintain a Fiscal Agent hereunder, INTELSAT will maintain in London, United Kingdom an office or agency where Notes and coupons may be presented or surrendered for payment, where the Note may be presented for exchange and where notices and demands to or upon INTELSAT in respect of the Notes and coupons and this Agreement may be served and (ii) in the event the circumstances described in
Section 5(b) hereof require, it will designate a paying agent in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., where Bearer Notes and coupons may be presented or surrendered for payment in such circumstances (and not otherwise); and provided, further, that so long as the Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, INTELSAT will maintain a paying agent in Luxembourg. INTELSAT will give prompt written notice to the Fiscal Agent of the appointment or termination of any such agency and of the location and any change in the location of any such office or agency and shall give notice thereof to Holders in the manner described in the first sentence of Paragraph 6(d) of the definitive Notes.

          If at any time INTELSAT shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, the State of New York, U.S.A. or in Luxembourg or shall fail to furnish the Fiscal Agent with the address thereof, presentations and surrenders may be made at the Principal Office of the Fiscal Agent, and Notes and coupons may be presented and surrendered for payment to the Principal Office of the Fiscal Agent, and INTELSAT hereby appoints the same as its agent to receive such presentations and surrenders of Notes and coupons, and the Fiscal Agent hereby accepts such appointment.

          (c) The Fiscal Agent may at any time resign as such Fiscal Agent by giving written notice to INTELSAT of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall never be less than three months after the receipt of such notice by INTELSAT unless INTELSAT agrees to accept less notice. The Fiscal Agent may be removed at any time by the filing with it of an instrument in writing signed on behalf of INTELSAT and specifying such removal and the date when it is intended to become effective. Any resignation or removal of the Fiscal Agent or other paying agent of INTELSAT, if such other paying agent is the only paying agent of INTELSAT then maintained outside the United States, shall take effect upon the date of the appointment by INTELSAT as

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

hereinafter provided of a successor and the acceptance of such appointment by such successor. Upon its resignation or removal, such agent shall be entitled to the payment by INTELSAT of its compensation for the services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses incurred in connection with the services rendered hereunder by such agent.

          (d) In case at any time the Fiscal Agent or other paying agent of INTELSAT, if such other paying agent is the only paying agent of INTELSAT then maintained outside the United States, shall resign, or shall be removed, or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or if a receiver of it or of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor agent, eligible as aforesaid, shall be appointed by INTELSAT by an instrument in writing. Upon the appointment as aforesaid of a successor agent and the acceptance by it of such appointment, the agent so superseded shall cease to be such agent hereunder. If no successor Fiscal Agent or other paying agent of INTELSAT shall have been so appointed by INTELSAT and shall have accepted appointment as hereinafter provided, and if such other paying agent is the only paying agent of INTELSAT then maintained outside the United States, and if INTELSAT shall have otherwise failed to make arrangements for the performance of the duties of the Fiscal Agent or other paying agent, then any Holder of a Note who has been a bona fide Holder of a Note for at least six months, on behalf of himself and all others similarly situated, or the Fiscal Agent, may petition any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., for the appointment of a successor agent.

          (e) Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to INTELSAT an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as such Fiscal Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall simultaneously therewith become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities or other property on deposit with or held by such predecessor, as such Fiscal Agent hereunder. INTELSAT will give prompt written notice to each other paying agent of INTELSAT of the appointment of a successor Fiscal Agent and shall give notice thereof to Holders at least once, in the manner described in Paragraph 6(e) of the definitive Notes.

          (f) Any corporation, bank or trust company into which the Fiscal Agent may be merged or converted, or with which it may be consolidated, or any corporation, bank or trust company resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any corporation, bank or trust company succeeding to all or substantially all the assets and business of the Fiscal Agent, shall be the successor to the Fiscal Agent under this Agreement; provided, however, that such corporation shall be otherwise eligible under this Section, without

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

the execution or filing of any document or any further act on the part of any of the parties hereto.

          9. INTELSAT will pay all stamp taxes and other duties, if any, which may be imposed by the United States, the United Kingdom or any political subdivision or taxing authority of or in the foregoing with respect to (i) the execution or delivery of this Agreement, (ii) the issuance of the Global Note or (iii) the exchange from time to time of the Global Note for Bearer Notes (other than any such tax or duty which would not have been imposed on such exchange had such exchange occurred on or before the first anniversary of the initial issuance of the Notes which shall be payable by the Holders).

         10. (a) A meeting of Holders of Notes may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Notes to be made, given or taken by Holders of Notes. The Fiscal Agent may, upon request from, and at the expense of, INTELSAT, direct to convene a single meeting of the Holders of Notes and the holders of debt securities of other series.

          (b) INTELSAT may at any time call a meeting of Holders of Notes for any purpose specified in Section 10(a) hereof to be held at such time and at such place in London, United Kingdom or in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., as INTELSAT shall determine. Notice of every meeting of Holders of Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the same manner as provided in Paragraph 6(e) of the definitive Notes, not more than 180 days nor less than 21 days prior to the date fixed for the meeting. In case at any time the Holders of at least 10% in principal amount of the Outstanding (as defined in Paragraph 3 of the definitive Notes) Notes shall have requested INTELSAT to call a meeting of the Holders of Notes for any purpose specified in Section 10(a) hereof, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and INTELSAT shall not have caused to be published the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Holders of Notes in the amount above-specified, as the case may be, may determine the time and the place in London, United Kingdom or in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., for such meeting and may call such meeting for such purposes by giving notice thereof as provided in this subsection
(b).

          (c) To be entitled to vote at any meeting of Holders of Notes, a person shall be a Holder of an Outstanding Note or a person appointed by an instrument in writing as proxy for such a Holder.

          (d) The persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at

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

the request of the Holders of Notes, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 10(b) hereof, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Notes which shall constitute a quorum.

          Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount of the Outstanding Notes shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Any meeting of Holders of Notes at which a quorum is present may be adjourned from time to time by vote of a majority in principal amount of the Outstanding Notes represented at the meeting, and the meeting may be held as so adjourned without further notice. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters shall be effectively passed or decided if passed or decided by the persons entitled to vote a majority in principal amount of the Outstanding Notes represented and voting.

          (e) INTELSAT may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes in regard to proof of the holding of Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. INTELSAT or the Holders calling the meeting, as the case may be, shall, by an instrument in writing, appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in principal amount of the Outstanding Notes represented and voting at the meeting. The chairman of the meeting shall have no right to vote, except as a Holder of Notes or a proxy. A record, at least in duplicate, of the proceedings of each meeting of Holders of Notes shall be prepared, and one such copy shall be delivered to INTELSAT and another to the Fiscal Agent to be preserved by the Fiscal Agent.

          11. All notices hereunder shall be deemed to have been given when deposited in the mails as first-class mail, registered or certified mail, return receipt requested, postage prepaid, or, if electronically communicated, then when delivered, or when hand delivered, addressed to either party hereto as follows:

INTELSAT . . . . . . . International Telecommunications Satellite
                       Organization
                       3400 International Drive, N.W.
                       Washington, D.C. 20008-3098, U.S.A.
                       Attention:     Vice President & Chief
                                      Financial Officer
                       Facsimile No.: (202) 944-7860

Fiscal Agent . . . . . Morgan Guaranty Trust Company of New York
                       60 Victoria Embankment
                       London EC4Y 0JP, England
                       Attention: Global Trust and Agency Services
                       Facsimile No.: 011-4471-325-8285

or at any other address of which either of the foregoing shall have notified the other in writing. All notices to Holders of Notes shall be given in the manner provided in Paragraph 6(e) of the definitive Notes.

          12. This Agreement and the terms and conditions of the Notes and coupons may be modified or amended by INTELSAT and the Fiscal Agent, without the consent of the Holder of any Note or coupon, for the purpose of (a) adding to the covenants of INTELSAT for the benefit of the Holders of Notes or coupons, or (b) surrendering any right or power conferred upon INTELSAT, or (c) securing the Notes pursuant to the requirements of the Notes or otherwise, or (d) permitting the payment of principal, interest and Additional Amounts, if any, in respect of Notes in the United States, or (e) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Notes or coupons, or (f) evidencing the succession of another organization or entity to INTELSAT and the assumption by any such successor of the covenants and obligations of INTELSAT herein and in the Notes and coupons as permitted by the Notes, or (g) providing for issuances of further debt securities as contemplated by Section 13, or (h) in any manner which the parties may mutually deem necessary or desirable and which in any such case shall not adversely affect the interests of the Holders of the Notes or the coupons.

          13. INTELSAT may from time to time without the consent of the Holder of any Note or coupon issue further debt securities having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest thereon) or having such terms as INTELSAT may determine at the time of their issuance, in either case so that any such further debt securities shall be consolidated and form a single series with the outstanding securities of any series (including the Notes). Unless the context requires otherwise, references herein and in the Notes and coupons to the Notes or coupons shall include any other debt securities issued in accordance with this Section that are intended by INTELSAT to form a single series with the Notes. Any further debt securities forming a single series with the outstanding securities of any series (including the Notes) shall be issued pursuant to this Agreement as amended pursuant to Section 12 for the purpose of providing for the issuance of such debt securities.

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

          14. This Agreement and each of the Notes and coupons shall be governed by and construed in accordance with the laws of the State of New York, U.S.A.

          15. INTELSAT hereby appoints CT Corporation System, 1633 Broadway, New York, New York 10019, as its authorized agent (the "Authorized Agent") upon which process may be served in any action arising out of or based on this Agreement, the Notes or any coupons which action may be instituted in any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., by the Fiscal Agent or the Holder of any Note or coupon and INTELSAT and each such Holder by acceptance of a Note or coupon expressly accepts the exclusive jurisdiction of any such court in respect of any such action. Such appointment shall be irrevocable until two years after the Notes shall have matured and been paid or moneys for the payment thereof shall have been made available unless and until a successor Authorized Agent shall have been appointed and shall have accepted such appointment. INTELSAT hereby irrevocably waives any immunity to service of process in respect of any such action to which it might otherwise be entitled in any action arising out of or based on this Agreement or the Notes or coupons which may be instituted by the Fiscal Agent or any Holder of a Note or coupon in any State or Federal court in the Borough of Manhattan, The City of New York, the State of New York, U.S.A. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, the State of New York, U.S.A., by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon INTELSAT. INTELSAT irrevocably waives, to the fullest extent permitted by applicable law, any sovereign or other immunity from jurisdiction or from execution (except that INTELSAT does not waive immunity from execution prior to judgment and any similar defense) to which it might otherwise be entitled in any such action which may be instituted by the Fiscal Agent or any Holder of a Note or coupon in any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York, the State of New York, U.S.A.

          16. This Agreement, the Notes and the coupons appertaining thereto will constitute obligations of INTELSAT and not of any Signatory or Party (each as defined in the Agreement Relating to the International Telecommunications Satellite Organization, entered into force on 12 February 1973). No Signatory or Party will waive any immunity to which it may be entitled in any suit on this Agreement or the Notes or coupons, and neither the Fiscal Agent nor Holders of Notes or coupons will have any recourse against any Signatory or Party with respect to any obligations of INTELSAT under this Agreement or the Notes and the coupons appertaining thereto.

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

          17. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                         INTERNATIONAL TELECOMMUNICATIONS
                         SATELLITE ORGANIZATION

                              /s/David Tudge
                         By _____________________________
                            Name:  David Tudge
                            Title: Vice President & CFO


                         MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK
                         as Fiscal Agent and Principal Paying
                         Agent

                              /s/Viola Japaul
                         By _____________________________
                            Name:  Viola Japaul
                            Title: Associate

          INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION


                             U.S. $200,000,000

                           8 3/8% Notes Due 2004


                           TEMPORARY GLOBAL NOTE


          INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION, an international organization established by the Agreement Relating to the International Telecommunications Satellite Organization and the Operating Agreement relating thereto, entered into force on 12 February 1973, for value received, hereby promises to pay to bearer upon presentation and surrender of this Temporary Global Note the principal sum of Two Hundred Million United States Dollars (U.S. $200,000,000) on 14 October 2004 and to pay interest thereon, from the date hereof, annually in arrears on the 14th of October in each year, commencing 14 October 1995, at the rate of 8 3/8% per annum, until the principal hereof is paid or made available for payment; provided, however, that interest on this Temporary Global Note shall be payable only after the issuance of Bearer Notes for which this Temporary Global Note is exchangeable, and only upon presentation and surrender of the interest coupons thereto attached as they severally mature.

          This Temporary Global Note is one of a duly authorized issue of Notes of INTELSAT designated as specified in the title hereof, entitled to the benefits of the Fiscal Agency Agreement, dated as of 14 October 1994, between INTELSAT and Morgan Guaranty Trust Company of New York, as Fiscal Agent. This Note is a temporary note and is exchangeable in whole or from time to time in part without charge upon request of the Holder hereof for Bearer Notes with coupons attached in denominations of U.S. $1,000, $10,000 and $100,000 as promptly as practicable following presentation of certification, in the form required by the Fiscal Agency Agreement for such purpose, that the beneficial owner or owners of this Temporary Global Note (or, if such exchange is only for a part of this Temporary Global Note, of such part) are not citizens or residents of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States Person"). The Bearer Notes are expected to be available 40 days after the Closing Date. Bearer Notes to be delivered in exchange for any part of this Temporary Global Note shall be delivered only outside the United States. Upon any exchange of a part of this Temporary Global Note for Bearer Notes, the portion of the principal amount hereof so exchanged shall be endorsed by the Fiscal Agent on the Schedule hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

          Until exchanged in full for Bearer Notes, this Temporary
Global Note shall in all respects be entitled to the same benefits and subject to the same terms and conditions as those of the definitive Notes and those contained in the Fiscal Agency Agreement (including the forms of Notes attached thereto), except that neither the Holder hereof nor the beneficial owners of this Temporary Global Note shall be entitled to receive payment of interest hereon.

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

          This Temporary Global Note shall be governed by and construed in accordance with the laws of the State of New York, U.S.A.

          All terms used in this Temporary Global Note which are defined in the Fiscal Agency Agreement or the definitive Notes shall have the meanings assigned to them therein.

          Unless the certificate of authentication hereon has been executed by the Fiscal Agent by the manual signature of one of its duly authorized officers, this Temporary Global Note shall not be valid or obligatory for any purpose.

          This Temporary Global Note constitutes an obligation of INTELSAT and not of any Signatory or Party (each as defined in the INTELSAT Agreement). No Signatory or Party will waive any immunity to which it may be entitled in any suit on this Temporary Global Note, and Holders of this Temporary Global Note will have no recourse against any Signatory or Party with respect to any obligations of INTELSAT under this Temporary Global Note.

          IN WITNESS WHEREOF, INTELSAT has caused this Temporary Global Note to be duly executed and its seal to be hereunto affixed and attested.

Dated as of 14 October 1994


                         INTERNATIONAL TELECOMMUNICATIONS
                           SATELLITE ORGANIZATION



                         By______________________________

Attest:


_____________________

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


          This is the Temporary Global Note referred to in the within-mentioned Fiscal Agency Agreement.



                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK
                              as Fiscal Agent


                              By _____________________________
                                     Authorized Signatory

                           SCHEDULE OF EXCHANGES


                                          Remaining
                                          principal
                  Principal amount         amount            Notation
                   exchanged for          following        made on behalf
Date Made     Definitive Bearer Notes   such exchange   of the Fiscal Agent
---------     -----------------------   -------------   -------------------

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4

                                 EXHIBIT B

                          [FORM OF BEARER NOTES]

                              [Form of Face]




     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


          INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION

                           8 3/8% Notes Due 2004


No. B-_________                         U.S.$ [1,000] [10,000]
                                        [100,000]


          INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION ("INTELSAT"), an international organization established by the Agreement Relating to the International Telecommunications Satellite Organization and the Operating Agreement relating thereto, entered into force on 12 February 1973, for value received, hereby promises to pay to bearer upon presentation and surrender of this Note the principal sum of [One Thousand] [Ten Thousand] [One Hundred Thousand] United States dollars on 14 October 2004 and to pay interest thereon, from the date hereof, annually in arrears on the 14th of October in each year ("Interest Payment Date"), commencing 14 October 1995 at the rate of 8 3/8% per annum (calculated on the basis of a year of twelve 30-day months), until the principal hereof is paid or made available for payment. Such payments shall be made subject to any laws or regulations applicable thereto and to the right of INTELSAT (limited as provided below) to terminate the appointment of any such paying agency, at the principal office of Morgan Guaranty Trust Company of New York in London, United Kingdom or at such other offices or agencies outside the United States (as defined in Paragraph 5 on the reverse hereof) as INTELSAT may designate and notify the Holder (as defined in Paragraph 2 on the reverse hereof) as provided in Paragraph 6(e) hereof, at the option of the Holder, by United States dollar check, or (ii) by wire transfer to a United States dollar account maintained by the Holder with a bank located outside the United States. Payments with respect to this Note shall be payable only at an office or agency located outside the United States and only upon presentation and surrender at such office of this Note in the case of principal or the coupons attached hereto (the "coupons") as they severally mature in the case of interest (but not in the case of Additional Amounts payable as defined and provided for in Paragraph 5 on the reverse hereof). No payment with respect to this Note shall be made by transfer to an account in, or by mail to an address in, the United States. Notwithstanding the foregoing, payment of principal of and interest on Bearer Notes and Additional Amounts, if any, may, at INTELSAT's option, be made at an office designated by INTELSAT in the Borough of Manhattan, The City of New York, the State of New York, U.S.A. if (but only if) the full amount of such payments at all offices and agencies located outside the United States through which payment is to be made in accordance with the terms of the Notes is illegal or effectively precluded by exchange controls or other similar restrictions as determined by INTELSAT. INTELSAT covenants that until this Note has been delivered to the Fiscal Agent for cancellation or monies sufficient to pay the principal of and interest on this Note have been made available for payment and either paid or returned to INTELSAT as provided herein, it will at all times maintain offices or paying agents (i) in London, United Kingdom, (ii) upon the happening of the events set forth in the immediately prior sentence, in the Borough of Manhattan, The City of New York, the State of New York, U.S.A. and (iii), so long as the Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, in Luxembourg for the payment of the principal of and interest on the Notes as herein provided.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, including but not limited to the provisions for redemption of the Notes, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Fiscal Agent by the manual signature of one of its authorized officers, neither this Note nor any coupon appertaining hereto shall be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, INTELSAT has caused this Note to be duly executed and its seal to be hereunto affixed and attested and duly executed coupons to be annexed hereto.

Dated as of 14 October 1994

                              INTERNATIONAL TELECOMMUNICATIONS
                                SATELLITE ORGANIZATION



                              By______________________________
[Seal]

Attest:

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

THIS PAGE INTENTIONALLY LEFT BLANK

          [FORM OF FISCAL AGENT'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.

                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                         as Fiscal Agent



                    By _____________________________________________
                                Authorized Signatory

                         [Form of Reverse]

          1. This Note is one of a duly authorized issue of Notes of INTELSAT in the aggregate principal amount of Two Hundred Million United States Dollars (U.S.$200,000,000), designated as its 8 3/8% Notes Due 2004 (the "Notes"). INTELSAT, for the benefit of the Holders from time to time of the Notes, has entered into a Fiscal Agency Agreement, dated as of 14 October 1994 (the "Fiscal Agency Agreement"), between INTELSAT and Morgan Guaranty Trust Company of New York, as Fiscal Agent, copies of which Fiscal Agency Agreement are on file and available for inspection at the Principal Office of the Fiscal Agent in London, United Kingdom and the main offices of the paying agencies named on the face of this Note. (Morgan Guaranty Trust Company of New York and its respective successors as Fiscal Agent are herein collectively called the "Fiscal Agent".)

          As long as any of the Notes shall be outstanding and unpaid, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, INTELSAT will not cause or permit to be created on any of its property or assets any mortgage, pledge or other lien or charge as security for any bonds, notes or other evidences of indebtedness heretofore or hereafter issued, assumed or guaranteed by INTELSAT for money borrowed (other than purchase money mortgages, sale and leaseback transactions in connection with spacecraft or spacecraft capacity, or other pledges or liens on property purchased by INTELSAT as security for all or part of the purchase price thereof; liens incidental to an investment transaction, but not a borrowing, of INTELSAT; or mechanics', landlords', tax or other statutory liens), unless the Notes shall be secured by such mortgage, pledge or other lien or charge equally and ratably with such other bonds, notes or evidences of indebtedness.

          2. The Notes are issuable in bearer form, with interest coupons attached (the "coupons"), in denominations of U.S. $1,000, U.S. $10,000 and U.S. $100,000. As used herein, the term "Holder" when used with respect to any Bearer Note or coupon, means the bearer thereof.

          3. INTELSAT has appointed the main offices of Morgan Guaranty Trust Company of New York in London, United Kingdom, Morgan Guaranty Trust Company of New York, Brussels Office, Banque Generale du Luxembourg S.A. in Luxembourg and Credit Suisse in Zurich, Switzerland as agencies where Notes may be surrendered for exchange. INTELSAT reserves the right to vary or terminate the appointment of any agent or to appoint additional or other agents or to approve any change in the office through which any agent acts, provided that there will be at all times an agent in London, United Kingdom.

          All Notes issued upon any exchange of Notes shall be the valid obligations of INTELSAT evidencing the same debt, and entitled to the same benefits, as the Notes surrendered upon such exchange. No service charge shall be made for any exchange, but INTELSAT may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Title to Bearer Notes and coupons shall pass by delivery. INTELSAT, the Fiscal Agent, and any paying agent of INTELSAT may deem and treat the bearer of any Bearer Note or coupon as the owner thereof for all purposes, whether or not such Note or coupon shall be overdue.

          For purposes of the provisions of this Note and the Fiscal Agency Agreement, any Note authenticated and delivered pursuant to the Fiscal Agency Agreement shall, as of any date of determination, be deemed to be "Outstanding", except:

             (i) Notes theretofore cancelled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation and not reissued by the Fiscal Agent;

            (ii) Notes which have been surrendered for redemption in accordance with Paragraph 6 hereof or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof and interest thereon shall have been made available to the Fiscal Agent; or

           (iii) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the Fiscal Agency Agreement;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes are present at a meeting of Holders of Notes for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by INTELSAT shall be disregarded and deemed not to be Outstanding.

          4. (a) INTELSAT shall pay to the Fiscal Agent at its Principal Office in London, United Kingdom, on or prior to each Interest Payment Date, any redemption date and the maturity date of the Notes, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, amounts sufficient (with any amounts then held by the Fiscal Agent and available for the purpose) to pay the interest on, the redemption price of and accrued interest (if the redemption date is not an Interest Payment Date) on, and the principal of, the Notes due and payable on such an Interest Payment Date, redemption date or maturity date, as the case may be.

          The Fiscal Agent shall apply the amounts so paid to it to the payment of such interest, redemption price and principal in accordance with the terms of the Notes. Any monies paid by INTELSAT to the Fiscal Agent for the payment of the principal of and interest on any Notes and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity, upon call for redemption or otherwise) shall then be repaid to INTELSAT upon its written request, and upon such repayment all liability of the Fiscal Agent with respect thereto shall thereupon cease, without, however, limiting in any way any obligation INTELSAT may have to pay the principal of and interest on this Note as the same shall become due.

          (b) In any case where the date for the payment of the principal of or interest on any Note or the date fixed for redemption of any Note shall be at any place of payment a day on which banking institutions are authorized or obligated by law or executive order to close, or are not carrying out transactions in United States dollars in The City of New York, the State of New York, U.S.A., or the city of the paying agent to which the Note or coupon is surrendered for payment, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place of payment which is not a day on which banking institutions are authorized or obligated by law or executive order to close, or which is a day on which banking institutions are carrying out transactions in United States dollars in The City of New York, the State of New York, U.S.A., or the city of the paying agent to which the Note or coupon is surrendered for payment, with the same force and effect as if made on the date for the payment of the principal or interest or the date fixed for redemption, and no interest shall accrue for the period after such date.

          5. (a) INTELSAT will pay to the Holder of this Note or any coupon appertaining hereto who is a United States Alien (as defined below) such Additional Amounts as may be necessary in order that every net payment of the principal of, and interest on, this Note, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon, or as a result of, such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Note or in such coupon to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply to any one or more of the following:

             (i) any tax, assessment or other governmental charge which would not have been so imposed but for (A) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, or beneficiary of, or a possessor of a power over, such Holder, if such Holder is an estate or trust, or a member or shareholder of such Holder, if such Holder is a partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, possessor, member or shareholder) being or having been a citizen, resident or treated as a resident thereof or being or having been engaged in a trade or business or present therein or having or having had a permanent establishment therein or (B) such Holder's present or former status as a personal holding company, controlled foreign corporation, foreign personal holding company or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax, all under existing United States Federal income tax law or successor provisions;

                (ii) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Note or any coupon appertaining hereto for payment on a date more than 10 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof is given to Holders, whichever occurs later;

               (iii) any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

                (iv) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of this Note or any coupon appertaining hereto;

                 (v) any tax, assessment or other governmental charge imposed by reason of such Holder's past or present status as the actual or constructive owner of 10 per cent. or more of the capital or profits interest of INTELSAT within the meaning of
         Section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended, and any regulations thereunder;

                (vi) any tax, assessment or other governmental charge imposed as a result of the failure to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Note, or any coupon appertaining hereto if such compliance is required by statute or by regulation of the United States as a precondition to relief or exemption from such tax, assessment or other government charge;

               (vii) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment on this Note or any coupon appertaining hereto if such payment can be made without such withholding by at least one other paying agent; or

              (viii)  any combination of items (i) through (vii) above;

nor will Additional Amounts be paid with respect to any payment of principal or interest on this Note or any coupon appertaining hereto to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of this Note or any coupon appertaining hereto to the extent that such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income for Federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or any coupon appertaining hereto.

              The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident fiduciary of a foreign estate or trust, or a foreign partnership, one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident fiduciary of a foreign estate or trust. The term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

              (b) Except as specifically provided in this Note and in the Fiscal Agency Agreement, INTELSAT shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Note there is a reference, in any context, to the payment of the principal of or interest on, or in respect of, any Note or any coupon, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Paragraph and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

              6. (a) The Notes are subject to redemption at the option of INTELSAT, as a whole but not in part, at any time at a redemption price equal to the principal amount thereof, together with accrued and unpaid interest to the date fixed for redemption (except if the redemption date is an Interest Payment Date) under the circumstances described in the next three Paragraphs.

              (b) The Notes may be redeemed, as a whole but not in part, at the option of INTELSAT, upon not more than 60 days' nor less than 30 days' prior notice in the manner provided in clause (e) of this Paragraph 6 at a redemption price equal to the principal amount thereof together with accrued and unpaid interest to the date fixed for redemption, if (x) INTELSAT determines that, without regard to any immunities that may be available to it, (1) as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is announced or becomes effective on or after 14 October
1994, INTELSAT has or will become obligated to pay Additional Amounts

(as provided in Paragraph 5(a) hereof) or (2) on or after 14 October 1994, any action has been taken by any taxing authority of, or any decision has been rendered by a court of competent jurisdiction in, the United States or any political subdivision or taxing authority thereof or therein, including any of those actions specified in (1) above, whether or not such action was taken or decision was rendered with respect to INTELSAT, or any change, amendment, application or interpretation shall be officially proposed, which, in any such case, in the written opinion to INTELSAT of independent legal counsel of recognized standing, will result in a material probability that INTELSAT will become obligated to pay Additional Amounts with respect to the Notes, and (y) in any such case INTELSAT, in its business judgment, determines that such obligation cannot be avoided by the use of reasonable measures available to INTELSAT (provided that INTELSAT shall not be required to assert any immunities that may be available to it); provided, however, that (i) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which INTELSAT would but for such redemption be obligated to pay Additional Amounts and (ii) at the time such notice of redemption is given, such obligation to pay Additional Amounts remains in effect. Prior to the publication of notice of redemption pursuant to this Paragraph 6(b), INTELSAT shall deliver to the Fiscal Agent a certificate of INTELSAT stating the date of redemption and that INTELSAT is entitled to effect such redemption and setting forth in reasonable detail a statement of facts showing that the conditions precedent to the right of INTELSAT to so redeem the Notes have occurred.

              (c) In addition, if INTELSAT shall determine that any payment made outside the United States by INTELSAT or any paying agent of principal or interest due in respect of any Note or coupon would, under any present or future laws or regulations of the United States and without regard to any immunities that may be available to INTELSAT, be subject to any certification, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to INTELSAT, any paying agent or any governmental authority of the nationality, residence or identity (as distinguished from, for example, status as a United States Alien) of a beneficial owner of such Note or coupon who is a United States Alien (other than such a requirement (i) which would not be applicable to a payment made by INTELSAT or any paying agent (A) directly to the beneficial owner, or (B) to a custodian, nominee or other agent of the beneficial owner, or (ii) which can be satisfied by such custodian, nominee or other agent certifying to the effect that such beneficial owner is a United States Alien, provided that in each case referred to in clauses (i)(B) and (ii), payment by such custodian, nominee or agent to such beneficial owner is not otherwise subject to any such requirement or
(iii) would not be applicable to a payment made by at least one other paying agent of INTELSAT), INTELSAT, at its election, shall either (x) redeem the Notes, as a whole but not in part, at a redemption price equal to the principal amount thereof, together with accrued and unpaid interest to the date fixed for redemption or (y) if the conditions set forth in Paragraph 6(d) hereof are satisfied, pay the additional amounts specified in such Paragraph. INTELSAT shall make such determination and election as soon as practicable and give prompt notice thereof (the "Determination Notice") in the manner provided in clause (e) of this Paragraph 6, stating the effective date of such

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

certification, information or other reporting requirement, whether INTELSAT has elected to redeem the Notes or to pay the additional amounts specified in Paragraph 6(d) hereof, and (if applicable) the last date by which the redemption of the Notes must take place, as provided in the next succeeding sentence. If INTELSAT elects to redeem the Notes, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as INTELSAT shall elect by notice to the Fiscal Agent given not less than 45 nor more than 75 days before the date fixed for redemption. Notice of such redemption of the Notes will be given to the Holders of the Notes not less than 30 nor more than 60 days prior to the date fixed for redemption. Notwithstanding the foregoing, INTELSAT shall not so redeem the Notes if INTELSAT shall subsequently determine, not less than 30 days prior to the date fixed for redemption, that subsequent payments would not be subject to any such requirement, in which case INTELSAT shall give prompt notice of such determination in the manner provided in clause (e) of this Paragraph 6 and any earlier redemption notice shall be revoked and of no further effect.

              (d) If and so long as the certification, information or other reporting requirements referred to in Paragraph 6(c) would be fully satisfied by payment of a withholding tax, backup withholding tax or similar charge, INTELSAT may elect to pay, without regard to any immunities that may be available to it, such additional amounts (regardless of clause (vi) in Paragraph 5(a)) as may be necessary so that every net payment made outside the United States following the effective date of such requirements by INTELSAT or any paying agent of principal or interest due in respect of any Note or any coupon the beneficial owner of which is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to INTELSAT, any paying agent or any governmental authority), after deduction or withholding for or on account of such withholding tax, backup withholding tax or similar charge (other than a withholding tax, backup withholding tax or similar charge that (i) is the result of a certification, information or other reporting requirement described in the second parenthetical clause of the first sentence of Paragraph 6(c), (ii) is imposed as a result of the fact that INTELSAT or any of its paying agents have actual knowledge that the beneficial owner of such Note or coupon is within the category of persons described in Clauses (i) or (v) of Paragraph 5(a), or (iii) is imposed as a result of presentation of such Note or coupon for payment more than 10 calendar days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for and notice thereof is given to Holders, whichever occurs later), will not be less than the amount provided for in such Note or coupon to be then due and payable. In the event INTELSAT elects to pay such additional amounts, INTELSAT will have the right, at its sole option, at any time, to redeem the Notes as a whole, but not in part, at a redemption price equal to the principal amount thereof, together with accrued and unpaid interest to the date fixed for redemption. If INTELSAT has made the determination described in Paragraph 6(c) with respect to certification, information or other reporting requirements applicable only to interest and subsequently makes a determination in the manner and of the nature referred to in such Paragraph 6(c) with respect to such requirements applicable to principal, INTELSAT will redeem the Notes in the manner and on the terms described in Paragraph 6(c) unless INTELSAT elects to have the provisions of this Paragraph apply rather than the provisions of Paragraph 6(c). If in such circumstances the Notes are to be redeemed, INTELSAT shall have no obligation to pay additional amounts pursuant to this Paragraph with respect to principal or interest accrued and unpaid after the date of the notice of such determination indicating such redemption, but will be obligated to pay such additional amounts with respect to interest accrued and unpaid to the date of such determination. If INTELSAT elects to pay additional amounts pursuant to this Paragraph and the condition specified in the first sentence of this Paragraph should no longer be satisfied, then INTELSAT shall promptly redeem such Notes.

              (e) The Fiscal Agent shall cause, on behalf of INTELSAT, notices to be given to redeem the Notes to Holders by publication at least once in a leading daily newspaper in the English language of general circulation in London, United Kingdom and, so long as the Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, in a daily newspaper of general circulation in Luxembourg or, if publication in either London or Luxembourg is not reasonably practicable, elsewhere in Western Europe. The term "daily newspaper" as used herein shall be deemed to mean a newspaper customarily published on each business day, whether or not it shall be published in Saturday, Sunday or holiday editions. If by reason of the suspension of publication of any newspaper, or by reason of any other cause, it shall be impracticable to give notice to the Holders of Notes in the manner prescribed herein, then such notification in lieu thereof as shall be made by INTELSAT or by the Fiscal Agent on behalf of and at the instruction and expense of INTELSAT shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the publication in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular Holder of a Note shall affect the sufficiency of any notice with respect to other Notes. Such notices will be deemed to have been given on the date of such publication or mailing or, if published in such newspapers on different dates, on the date of the first such publication in Western Europe. Notices to redeem Notes shall be given at least once not more than 60 days nor less than 30 days prior to the date fixed for redemption and shall specify the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of the Notes to be redeemed, together with all appurtenant coupons, if any, maturing subsequent to the date fixed for redemption, that interest accrued and unpaid to the date fixed for redemption (unless the redemption date is an Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue. If the redemption is pursuant to Paragraph 6(b) or 6(c) hereof, such notice shall also state that the conditions precedent to such redemption have occurred and state that INTELSAT has elected to redeem all the Notes.

              (f) If notice of redemption has been given in the manner set forth in Paragraph 6(e) hereof, the Notes so to be redeemed shall become due and payable on such redemption date specified in such notice and upon presentation and surrender of the Notes at the place or places specified in such notice, together with all appurtenant coupons, if any, maturing subsequent to the redemption date, the Notes shall be paid and redeemed by INTELSAT at the places and in the manner and currency herein specified and at the redemption price together with accrued and unpaid interest (unless the redemption date is an Interest Payment Date) to the redemption date; provided, however, that interest due on or prior to the redemption date on the Bearer Notes shall be payable only upon the presentation and surrender of coupons for such interest (at an office or agency outside the United States except as otherwise provided on the face of the Bearer Note). If any Bearer Note surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the redemption date, such Note may be paid after deducting from the amount otherwise payable an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by INTELSAT and the Fiscal Agent if they are furnished with such security or indemnity as they may require to save each of them and each other paying agency of INTELSAT harmless. From and after the redemption date, if monies for the redemption of Notes surrendered for redemption shall have been made available at the Principal Office of the Fiscal Agent for redemption on the redemption date, the Notes surrendered for redemption shall cease to bear interest, the coupons for interest appertaining to Bearer Notes maturing subsequent to the redemption date shall be void (unless the amount of such coupons shall have been deducted from the redemption price at the time of surrender of the Bearer Note to which such coupons appertained, as aforesaid), and the only right of the Holders of such Notes shall be to receive payment of the redemption price together with accrued and unpaid interest (unless the redemption date is an Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Notes are not made available for payment until after the redemption date, the Notes surrendered for redemption shall not cease to bear interest until such monies have been so made available.

              (g) Notes redeemed or otherwise acquired by INTELSAT will forthwith be delivered to the Fiscal Agent for cancellation and may not be reissued or resold, except that Bearer Notes delivered to the Fiscal Agent may, at the written request of INTELSAT, be reissued by the Fiscal Agent in replacement of mutilated, lost, stolen or destroyed Notes pursuant to Paragraph 9 hereof.

              7.  In the event of:

              (a) default in the payment of any installment of interest upon any Note for a period of 30 days after the date when due; or

              (b) default in the payment of the principal of any Note when due (whether at maturity or redemption or otherwise); or

              (c) default in the performance or breach of any covenant or warranty contained in the Notes or the Fiscal Agency Agreement (other than as specified in clauses (a) and (b) of this Paragraph

         7) for a period of 90 days after the date on which written notice of such failure, requiring INTELSAT to remedy the same and stating that such notice is a "Notice of Default", shall first have been given to INTELSAT and the Fiscal Agent by any Holder of a Note; or

              (d) involuntary acceleration of the maturity of other indebtedness of INTELSAT for money borrowed with a maturity of one year or more in excess of U.S. $50,000,000 which acceleration shall not be rescinded or annulled, or which indebtedness shall not be discharged, within 45 days after notice; or

              (e) INTELSAT is dissolved or the INTELSAT Agreement or the Operating Agreement ceases to be in full force and effect; provided, however, that no default shall occur if INTELSAT's obligations under the Fiscal Agency Agreement and the Notes are assumed by a successor which includes a business which is substantially similar to that of INTELSAT;

the Holder of this Note may, at such Holder's option, unless such Event of Default has been waived as described in Paragraph 10(b) hereof, declare the principal of this Note and accrued and unpaid interest hereon to be due and payable immediately by written notice to INTELSAT, with a copy to the Fiscal Agent at its Principal Office, and unless all such defaults shall have been cured by INTELSAT prior to receipt of such written notice, the principal of this Note and accrued and unpaid interest hereon shall become and be immediately due and payable.

              8. (a) INTELSAT will conduct and operate its business diligently and in the ordinary manner in compliance with the INTELSAT Agreement and the Operating Agreement, and will use all reasonable efforts to maintain in full force and effect its existing international registration of orbital locations and frequency spectrum for the operation of its global commercial telecommunications satellite system; provided, however, that INTELSAT shall not be prevented from making any change with respect to its manner of conducting or operating its business or with respect to such registration if such change, in the judgment of INTELSAT, is desirable and does not materially impair INTELSAT's ability to perform its obligations under the Notes.

              (b) INTELSAT will cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of INTELSAT may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times (except for ordinary wear and tear and deterioration);
provided, however, that INTELSAT shall not be prevented from discontinuing the operation or maintenance of any of such properties if such discontinuance, in the judgment of INTELSAT, is desirable in the conduct of its business and does not materially impair INTELSAT's ability to perform its obligations under the Notes.

              9. If any mutilated Note or a Note with a mutilated coupon appertaining to it is surrendered to the Fiscal Agent, INTELSAT shall execute, and the Fiscal Agent shall authenticate (or arrange for authentication on its behalf) and deliver in exchange therefor, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Note.

              If there be delivered to INTELSAT and the Fiscal Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Note or coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to INTELSAT or the Fiscal
Agent that such Note or coupon has been acquired by a bona fide purchaser, INTELSAT shall execute, and upon its request the Fiscal
Agent shall authenticate (or arrange for authentication on its behalf) and deliver in lieu of any such destroyed, lost or stolen Note or in exchange for the Note to which such coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Note or to the Note to which such destroyed, lost or stolen coupon appertains.

              Upon the issuance of any new Note under this Paragraph, INTELSAT may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and the expenses of the Fiscal Agent and INTELSAT) connected therewith.

              Every new Note with its coupons, if any, issued pursuant to this Paragraph in lieu of any destroyed, lost or stolen Note, or in exchange for a Note to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of INTELSAT, whether or not the destroyed, lost or stolen
Note and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone.

              Any new Note delivered pursuant to this Paragraph shall be so dated, or have attached thereto such coupons, that neither gain nor loss in interest shall result from such exchange.

              The provisions of this Paragraph 9 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes or coupons.

              10. (a) The Fiscal Agency Agreement and the terms and conditions of the Notes may be modified or amended by INTELSAT and the Fiscal Agent, without the consent of the Holder of any Note or coupon, in any manner which does not adversely affect the interests of the Holders, to provide for issuances of further debt securities as contemplated by Paragraph 11 hereof and by the Fiscal Agency Agreement, and to cure any ambiguity or to cure, correct or supplement any defective provision contained herein or in any coupon appertaining hereto or in the Fiscal Agency Agreement, or in certain other circumstances as described in the Fiscal Agency Agreement, to all of which each Holder of any Note or coupon shall, by acceptance thereof, consent.

              (b) The Fiscal Agency Agreement and the terms and conditions of the Notes may also be modified or amended by INTELSAT and the Fiscal Agent, and future compliance therewith or past default by INTELSAT may be waived, either with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding or by the adoption of a resolution at a meeting of Holders duly convened and held in accordance with the provisions of the Fiscal Agency Agreement at which a quorum (as defined below) is present by at least a majority in aggregate principle amount of Notes represented at such meeting; provided, however, that no such modification, amendment or waiver may, without the written consent or affirmative vote of the Holder of each Note affected thereby:

                 (i) change the stated maturity of the principal of or any installment of interest on any such Note, or

                (ii) reduce the principal amount thereof or the rate of interest on any such Note, or

               (iii) change the obligation of INTELSAT to pay Additional Amounts, or

                (iv) change the coin or currency in which any such Note or the interest thereon is payable, or

                 (v) modify the obligation of INTELSAT to maintain offices or agencies outside the United States, or

                (vi) reduce the percentage in principal amount of the Outstanding Notes necessary to modify or amend the Fiscal Agency Agreement or the terms and conditions of the Notes or the coupons, or to waive any future compliance or past default, or

               (vii) reduce the requirements for voting for the adoption of a resolution or the quorum required at any meeting of Holders of Notes at which a resolution is adopted.

              The quorum at any meeting called to adopt a resolution will be a majority in aggregate principal amount of Notes Outstanding, except that at any meeting which is reconvened for lack of a quorum, the Holders entitled to vote 25 per cent. in aggregate principle amount of Notes Outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

              It shall not be necessary for the Holders of Notes to approve the particular form of any proposed amendment, but it shall be sufficient if they approve the substance thereof.

              (c) Any modifications, amendments or waivers to the Fiscal Agency Agreement or to the terms and conditions of the Notes in accordance with the foregoing provisions will be conclusive and binding on all Holders of Notes, whether or not they have given such consent, and on all Holders of coupons, whether or not notation of such modifications, amendments or waivers is made upon the Notes or coupons, and on all future Holders of Notes and coupons.

              (d) Promptly after the execution of any amendment to the Fiscal Agency Agreement or the effectiveness of any modification or amendment of the terms and conditions of the Notes, notice of such modification or amendment shall be given by INTELSAT or by the Fiscal Agent on behalf of and at the expense of INTELSAT, to Holders of the Notes in the manner provided in Paragraph 6(e) hereof. The failure to give such notice on a timely basis shall not invalidate such modification or amendment, but INTELSAT shall cause the Fiscal Agent to give such notice as soon as practicable upon discovering such failure or upon any impediment to the giving of such notice being overcome.

              11. INTELSAT may from time to time, without the consent of the Holder of any Note or coupon, issue further debt securities having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest thereon) or having such terms as INTELSAT may determine at the time of their issuance, in either case so that any such further debt securities shall be consolidated and form a single series with outstanding securities of any series (including the Notes). Unless the context requires otherwise, references in the Notes and coupons and in the Fiscal
Agency Agreement to the Notes or coupons shall include any other debt securities issued in accordance with the Fiscal Agency Agreement that are intended by INTELSAT to form a single series with the Notes. Any further debt securities forming a single series with the outstanding securities of any series (including the Notes) shall be issued pursuant to the Fiscal Agency Agreement as amended for the purpose of providing for the issuance of such debt securities.

              12. Subject to the authentication of this Note by the Fiscal Agent, INTELSAT hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of the Notes and any coupons, and to constitute the same the valid obligations of INTELSAT, have been done and performed and have happened in due compliance with all applicable laws.

              13. INTELSAT hereby appoints CT Corporation System, 1633 Broadway, New York, New York 10019, as its authorized agent ("Authorized Agent") upon which process may be served in any action arising out of or based on the Notes or any coupons which action may be instituted in any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., by the Holder of any Note or coupon, and INTELSAT and each Holder by acceptance hereof expressly accepts the exclusive jurisdiction of any such court in respect of any such action. Such appointment shall be irrevocable until two years after the Notes shall have matured and been paid or moneys for the payment thereof shall have been made available unless and until a successor Authorized Agent shall have been appointed and shall have accepted such appointment. INTELSAT hereby irrevocably waives any immunity to service of process in respect of any such action to which it might otherwise be entitled in any action arising out of or based upon the Notes or coupons which may be instituted by any Holder of a Note or coupon in any State or Federal court in the Borough of Manhattan, The City of New York, the State of New York, U.S.A. Service of process upon the Authorized
Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, the State of
New York, U.S.A., by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon INTELSAT. INTELSAT irrevocably waives, to the fullest extent permitted by applicable law, any sovereign or other immunity from jurisdiction or from execution (except that INTELSAT does not waive immunity from execution prior to judgment and any similar defense) to which it might otherwise be entitled in any such action which may be instituted by any Holder of a Note or coupon in any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York, the State of New York, U.S.A.

              14. The Notes and coupons will constitute an obligation of INTELSAT and not of any Signatory or Party (each as defined in the INTELSAT Agreement). No Signatory or Party will waive any immunity to which it may be entitled in any suit on the Notes or coupons, and Holders of Notes or coupons will have no recourse against any Signatory or Party with respect to any obligations of INTELSAT under the Notes or coupons.

                             [Form of coupon]

                             [Face of coupon]

              ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


                                                           [B-][1] ... [10]
                                             U.S.$[83.75] [837.50][8375.00]
                                            Due 14 October [1995]....[2004]


          INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION

                           8 3/8% Notes Due 2004



              On the date set forth hereon, INTERNATIONAL
TELECOMMUNICATIONS SATELLITE ORGANIZATION ("INTELSAT") will pay to bearer upon surrender hereof, the amount shown hereon (together with any additional amounts in respect thereof which INTELSAT may be required to pay according to the terms of said Note) at the paying agencies set out on the reverse hereof or at such other places outside the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction as INTELSAT may determine from time to time, at the option of the Holder, by United States dollar check drawn on a bank in The City of New York, the State of New York, U.S.A. or by transfer to a United States dollar account maintained by the payee with a bank located in a city in Western Europe, being the interest then payable on said Note.

                                  INTERNATIONAL TELECOMMUNICATIONS
                                    SATELLITE ORGANIZATION



                            By_______________________________________

                        [Reverse of coupon]


           Morgan Guaranty Trust Company  of New York
                     60 Victoria Embankment
                        London EC4Y 0JP
                         United Kingdom


             Banque Generale du Luxembourg S.A.
                      27 Avenue Monterey
                       L-2951 Luxembourg


                      Credit Suisse
                      Paradeplatz 8
                       8001 Zurich
                       Switzerland

     Morgan Gauranty Trust of New York, Brussels Office
                    Avenue des Arts 35
                      B-1040 Brussels
                         Belgium

                              EXHIBIT C

               [FORM OF CERTIFICATION TO BE GIVEN TO
            EUROCLEAR OR CEDEL S.A. BY ACCOUNT HOLDER]

                             CERTIFICATE

       INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION


                       8 3/8% Notes Due 2004

                           (the "Notes")

              This is to certify that as of the date hereof, and except as set forth below, interests in the temporary Global Note representing the above-captioned Notes held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale or (b) acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise INTELSAT or INTELSAT's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) are owned by a United States or foreign financial institution for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

              As used herein, "United States" means the United States of America (including the States thereof and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

              We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

              This certification excepts and does not relate to U.S. $______ of such interest in the above Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

              We understand that this certification is required in connection with certain tax laws or, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:  _____________, 199_



By:_______________________________________
   As, or as agent for, the beneficial owner(s)
   of the Notes to which this certificate relates.

                                EXHIBIT D

                   [FORM OF CERTIFICATION TO BE GIVEN
                      BY THE EUROCLEAR OPERATOR OR
                               CEDEL S.A.]

                              CERTIFICATION

         INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION


                          8 3/8% Notes Due 2004
                              (the "Notes")

              This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Fiscal Agency Agreement, as of the date hereof, U.S. $_______ principal amount of the above-captioned Notes (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale or (b) United States persons who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise INTELSAT or INTELSAT's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by a United States or foreign financial institution for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

              We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Note excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

              We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:  __________, 1994

                                       Yours faithfully,
                                       [Morgan Guaranty Trust Company of
                                       New York, Brussels Office as
                                       operator of the Euroclear System]

                                                 or

                                       [Cedel S.A.]


                                       By_______________________

EXHIBIT 10(hh)

                            COMSAT CORPORATION


                           ANNUAL INCENTIVE PLAN









                 Approved by the Committee on Compensation
              and Management Development on January 19, 1995, and the Board of Directors on January 20, 1995










                         /s/Steven F. Bell             1/20/95
                         ---------------------------------------
                         Steven F. Bell                (date)
                         Vice President, Human Resources
                           and Organization Development

                           TABLE OF CONTENTS

                                                           Page

     SECTION 1 - Purpose and Effective Date

          1.1        Purpose                                 1
          1.2        Effective Date                          1


     SECTION 2 - Definitions and Construction

          2.1        Definitions                             1
          2.2        Construction                            3


     SECTION 3 - Eligibility and Participation

          3.1        Eligibility                             4
          3.2        Participation                           4
          3.3        Restriction on Participation            4


     SECTION 4 - Annual Incentive Award Determination

          4.1        Assignment of Objectives                4
          4.2        Annual Incentive Award Determination    4


     SECTION 5 - Deferrals of Annual Incentive Awards

          5.1        Deferral Elections                      6
          5.2        Irrevocability of Deferral Elections    7
          5.3 Participants in the Communications Satellite Corporation Directors and Executives Deferred Compensation Plan 7

Page i

                                                           Page

     SECTION 6 - Deferred Compensation Accounts

          6.1        Maintenance of Accounts                 8
          6.2        Interest                                8


     SECTION 7 - Payment of Benefits

          7.1        Amounts Not Subject to Deferral
                        Election                             8
          7.2        Amounts Subject to Deferral Election    9
          7.3        Payments Upon Death                     9
          7.4        Hardship Distributions                 10


     SECTION 8 - Administration

          8.1        Administration                         10


     SECTION 9 - Miscellaneous Provisions

          9.1        No Implied Rights                      10
          9.2        No Assignment or Alienation            11
          9.3        Applicable Laws                        11


     SECTION 10 - Amendment or Termination

          10.1       Amendment                              11
          10.2       Termination                            11

Page ii

                Section 1 - Purpose and Effective Date

     1.1  Purpose.  The purpose of the COMSAT Corporation Annual
Incentive Plan is to provide meaningful incentives to certain key employees of COMSAT Corporation and its subsidiaries who are largely responsible for the development and success of the business.

     1.2 Effective Date. The Plan will become effective upon approval by the Board of Directors.

                 Section 2 - Definitions and Construction

     2.1 Definitions. For purposes of the Plan, unless a different meaning is plainly required by the context, the following definitions are applicable:

          (a) "Annual Incentive Award" means an award of incentive compensation made to a Participant with respect to a Plan Year pursuant to Section 4.

          (b) "Beneficiary" means the person designated by the Participant to receive the cash award or the account balance(s) maintained for him in the event of his death prior to receiving payment.

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

          (c)    "Board" means the Board of Directors of COMSAT
Corporation or any successor to such Corporation.

          (d) "Committee" means the Committee on Compensation and Management Development of the Board of Directors of COMSAT
Corporation or any successor to such Corporation.

          (e) "Corporation" means COMSAT Corporation or any successor thereto, and any subsidiary of such Corporation.

          (f) "Deferral Date" means the date on which payout of the balance in a Participant's Deferred Compensation Account shall commence or be made, as the case may be pursuant to Section 5.1.
          (g) "Deferral Election" means an election made by a Participant, in accordance with Section 5.1, to defer an Annual Incentive Award made to the Participant with respect to a Plan Year.
          (h) "Deferred Compensation Account" means each account maintained for a Participant by the Corporation in accordance with Section 6.1, with respect to an Annual Incentive Award for which the Participant has made a Deferral Election.

          (i)    "Deferred Compensation Plan" means the COMSAT
Corporation Directors and Executives Deferred Compensation Plan, as amended from time to time.

          (j) "Division" means a line of business of the Corporation which maintains separate financial records to determine profit and loss.

          (k) "Employee" means any person who is employed by the Corporation on a full-time basis.

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

          (l) "Fair Market Value" means the average of the highest and lowest selling prices of COMSAT stock as reported under the New York Stock Exchange - Composite Transactions as of a specific date.

          (m) "Hardship" means the immediate and heavy financial need of a Participant as determined by the Committee in accordance with uniform standards established by the Committee.

          (n) "Participant" means an Employee participating in the Plan in accordance with Section 3.

          (o) "Performance Components" means that each award made under the Plan will be based on at least two pre-established performance standards, such as, Corporate Performance, Division
Performance, and Individual Performance.

          (p) "Phantom Stock Units" means units calculated by dividing a specific dollar amount from an Annual Incentive Award by the Fair Market Value of COMSAT stock as of a specific date.

          (q)    "Plan" means the COMSAT Corporation Annual
Incentive Plan.

          (r)    "Plan Year" means the calendar year.

     2.2 Construction. Wherever applicable, the masculine pronoun shall mean or include the feminine pronoun, and words used in the singular shall include the plural and vice versa.

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

                 Section 3 - Eligibility and Participation

     3.1 Eligibility. Except as provided in Section 3.3, all Employees that hold key positions as determined by one or more of the following criteria are eligible to participate in the Plan for that Plan Year: job title, reporting level, salary, and/or salary grade/points.

     3.2  Participation.  The Committee shall select the
Participants for each Plan Year from among the Employees eligible to participate with respect to that Plan Year.

     3.3 Restriction on Participation. Employees participating in any other cash incentive, commission, or bonus plan of the Corporation in any Plan Year will not be eligible to participate in this Plan with respect to that Plan Year.

             Section 4 - Annual Incentive Award Determination

     4.1 Assignment of Objectives. For each Plan Year, objectives shall be established for the Performance Components against which each eligible Employee will be measured.

     4.2 Annual Incentive Award Determination. For each Plan Year, the Committee will establish target Annual Incentive Awards for eligible Employees based on one or more of the following criteria: job title, reporting level, salary and/or salary grade/points. These targets will be expressed as a percentage of base annual salary as of the last day of the applicable Plan Year. The Annual Incentive Award to be made to each Participant will be determined by (1) comparing performance to

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

the written objectives established for the Plan Year (before unusual adjustments) for the Corporation and, if applicable, the Division, and (2) taking into account the Participant's Individual Performance during the Plan Year. The Committee shall approve Annual Incentive Awards for all Participants except for those to be made to the Chief Executive Officer and his or her direct reports. For these Participants, the Committee shall recommend to the Board, and the Board shall approve the Annual Incentive Awards with respect to each Plan Year.

          At the discretion of the Committee and/or the Board, a decision may be made to award part of the Annual Incentive Award in cash and part in Phantom Stock Units (PSUs). The number of PSUs to be awarded to a Participant shall be calculated by dividing that part of the Annual Incentive Award not to be paid in cash by the Fair Market Value of COMSAT stock as of the date of the Award. The Committee shall determine for each Plan Year the number of full years from the date of the Award which shall be the vesting period. In order to vest in the PSUs, the Participant must remain in the employment of the Corporation or one of its subsidiaries until the expiration of the vesting period except in the event of death, retirement, or disability, in which case the Committee will determine in its sole discretion whether any, a part, or all of the Phantom Stock Units will be vested.

          Notwithstanding any other provision of this Plan, the Board or the Committee may, in their sole discretion, adjust or modify the Annual Incentive Award in a given Plan Year for any Participant where the Board or Committee deems such an adjustment or modification appropriate.

              Section 5 - Deferral of Annual Incentive Awards

     5.1 Deferral Elections. An eligible Employee may elect to defer payment of part or all of any Annual Incentive Award made to such Employee with respect to any Plan Year by filing a Deferral Election by December 31 of the immediately preceding Plan Year. A Participant who has been awarded Phantom Stock Units (PSUs) as part of an Annual Incentive Award may elect to defer receipt of all of the PSUs when they become vested by filing a PSU Deferral Election within 60 days after the notification of such award. The minimum amount which may be deferred is $2,500 or 100 PSUs. Each Deferral Election:

          (a) shall be made on a form filed in the manner prescribed by the Committee;

          (b) shall be effective only if made and filed in such manner by the Employee;

          (c)    shall specify the percentage of the Annual
Incentive Award to be deferred;

          (d) shall specify the date on which payment of the deferred portion of the Annual Incentive Award or the Phantom Stock Units shall commence or be made, as the case may be, which date may be the first day of any month before the Employee's 66th birthday but not earlier than (1) the first day of the second Plan Year after the Plan Year with respect to which the Annual Incentive Award is made or (2) the first day of the Plan Year after the Plan Year in which the Phantom Stock Units become vested; and

          (e) shall specify the form in which payment of the deferred portion of the Annual Incentive Award or Phantom Stock Units shall be made, which shall be either:

          (i)    a lump sum, or

          (ii) equal annual installments over a period of time not to exceed 15 years commencing on the Deferral Date, provided that if the Employee fails to elect the form of payment or the account balance to be distributed is less than $10,000, payment shall be made accordance with clause (i).

     5.2  Irrevocability of Deferral Elections.  A Deferral
Election made pursuant to Section 5.1 shall be irrevocable, except as provided in Section 7.4.

     5.3  Participants in the COMSAT Corporation Directors and
Executives Deferred Compensation Plan. Notwithstanding any other provision of this Plan, if a Participant is eligible to participate in the COMSAT Corporation Directors and Executives
Deferred Compensation Plan, the following shall apply:

          (a) an election by the Participant to defer payment of any Annual Incentive Award or Phantom Stock Units shall be made in accordance with, and shall thereafter be governed in all respects by, the terms and conditions of such Deferred
Compensation Plan; and

          (b) if the Participant elects to rollover to such Deferred Compensation Plan the amounts credited to each of his Deferred Compensation Accounts, such amounts shall thereafter be subject in full to the provisions of such Deferred Compensation Plan.

                Section 6 - Deferred Compensation Accounts

     6.1 Maintenance of Accounts. The Corporation shall maintain, for recordkeeping purposes only, a separate Deferred Compensation Account with respect to each Deferral Election made by a Participant. The portion of the Annual Incentive Award or the value of the Phantom Stock Units deferred pursuant to a Deferral Election shall be credited to the Deferred Compensation Account as it otherwise would become payable to the Participant.

     6.2 Interest. Each Deferred Compensation Account maintained for a Participant shall be credited annually with interest at a rate equal to the average of the Composite Bond rates, as published by Standard and Poor's during the week that Annual Incentive Awards for the Plan Year are paid in accordance with Section 7.1 with respect to:

          i. COMSAT'S Standard and Poor's Senior Debt Rating, and
          ii.    COMSAT'S Moody's Senior Debt Rating.

                      Section 7 - Payment of Benefits

     7.1 Amounts Not Subject to Deferral Election. Except as provided in Section 7.2, the Annual Incentive Award made to a Participant for a Plan Year shall be paid to the Participant in cash as soon as practicable after such Annual Incentive Award is approved. The cash value of the Phantom Stock Units, upon vesting, shall be paid to the Participant as soon as practicable after the PSUs become 100% vested. The cash value shall be calculated by multiplying the number of PSUs by the Fair Market Value of COMSAT stock as of the day before the date on which the PSUs become vested.

     7.2  Amounts Subject to Deferral Election.  If a Participant

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

has filed a valid Deferral Election pursuant to Section 5.1 with respect to an Annual Incentive Award and/or Phantom Stock Units made to the Participant for a Plan Year, payment to the Participant of an amount equal to the balance of the Deferred Compensation Account maintained with respect to such Deferral Election shall commence or be made, as the case may be, on the Deferral Date specified in such Deferral Election.

     7.3  Payments Upon Death.

          (a) Each Participant may designate a Beneficiary or Beneficiaries to receive payment of the balance of each Deferred Compensation Account of the Participant or Phantom Stock Units not yet vested in the event of his death. Each Beneficiary designation:
                 (i) shall be made on a form filed in the manner prescribed by the Committee,
                 (ii)shall be effective when, and only if made and filed in such manner during the Participant's lifetime, and
                 (iii) upon such filing, shall automatically revoke all previous Beneficiary designations.

          (b)    If the payments to be made pursuant to paragraph
(a) are not subject to a valid Beneficiary designation at the time of the Participant's death (because the designated Beneficiary predeceased the Participant or for any other reason), the estate of the Participant shall be the Beneficiary. If a Beneficiary designated by the Participant to receive all or any part of the amount to be paid in accordance with Section 7.1 or the Participant's Deferred Compensation Account dies after the

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

Participant but before complete distribution of the portion in question, and at the time of the Beneficiary's death there is no valid designation of a contingent Beneficiary, the estate of such Beneficiary shall be the Beneficiary of the portion in question.

     7.4 Hardship Distributions. The Committee may, in its sole discretion, make distributions to a Participant from any of his Deferred Compensation Accounts prior to the Deferral Date for payment of any such Deferred Compensation Account if the Committee determines that the Participant has suffered a Hardship. The amount of any such distribution shall be limited to the amount reasonably necessary to meet the Participant's needs created by the Hardship.

                        Section 8 - Administration

     8.1 Administration. This Plan will be administered by the Committee which shall be responsible for the establishment of procedures for the operation of the Plan. The Corporate Vice President of Human Resources and Organization Development shall be delegated the day-to-day responsibility for Plan Administration.

                   Section 9 - Miscellaneous Provisions

     9.1 No Implied Rights. Nothing in this Plan shall be deemed to:

          (a) give to any Employee the right to be retained in the employ of the Corporation or to interfere with the right of the Corporation to dismiss any Employee at any time, or

          (b) give to any Participant or Beneficiary any right to any payments except as specifically provided for by the Plan.

     9.2 No Assignment or Alienation. To the extent permitted by law, no benefit provided under the Plan shall be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution, or other process. Any attempt to perform any such action shall be void.

     9.3 Applicable Laws. Except as otherwise required by federal law, the provisions of the Plan and the rules, regulations and decisions of the Board and the Committee shall be construed and enforced according to the laws of the District of Columbia.

                   Section 10 - Amendment or Termination

     10.1 Amendment. The Committee may at any time amend the Plan for the purpose of (a) satisfying the requirements of any changes in applicable laws or regulations or (b) streamlining administration of the Plan. Any material changes, amendments, modifications, or enhancements to the Plan other than those provided above require the approval of the Board.

     10.2 Termination. The Board may terminate the Plan at any time, provided, however, that no termination of the Plan shall, without the consent of a Participant, adversely affect the Participant's rights under the Plan as of the time of such termination. Unless the Plan has been previously terminated, it shall terminate with the payments of the Annual Incentive Awards


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for the 2004 Plan Year.

EXHIBIT 10(ii)

______________________________________________________________________





                         FISCAL AGENCY AGREEMENT

                                 Between


        INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION,

                                 Issuer

                                   and

               MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                 Fiscal Agent and Principal Paying Agent





                        _________________________

                      Dated as of 28 February 1995
                        _________________________


                            U.S. $200,000,000

                          8 1/8% Notes due 2005



______________________________________________________________________

          FISCAL AGENCY AGREEMENT, dated as of 28 February 1995 (the "Agreement"), between INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION ("INTELSAT"), an international organization established by the Agreement Relating to the International Telecommunications Satellite Organization and the Operating Agreement relating thereto, entered into force on 12 February 1973, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a bank organized under the laws of New York, United States, as Fiscal Agent and Principal Paying Agent.

          1. INTELSAT has, by a Subscription Agreement, dated as of 24 February 1995, between INTELSAT and Goldman Sachs International (the "Lead Manager"), and the other managers named therein (together with the Lead Manager the "Managers"), agreed to issue U.S. $200,000,000 aggregate principal amount of its 8 1/8% Notes due 2005 (the "Notes"). The Notes shall be issued initially in the form of a temporary global note in bearer form, without interest coupons, substantially in the form of Exhibit A hereto (the "Global Note"). The Global Note will be exchangeable, as provided below, for definitive Notes issuable in bearer form, in denominations of U.S. $1,000, U.S. $10,000 and U.S. $100,000 (the
"Bearer Notes") with interest coupons attached (the "coupons"), substantially in the forms set forth in Exhibit B hereto. The term "Notes" as used herein includes the Global Note. The term "Holder", when used with respect to a Bearer Note or any coupon, means the bearer thereof.

          2. INTELSAT hereby appoints Morgan Guaranty Trust Company of New York, acting through its office in London, United Kingdom, as its fiscal agent and principal paying agent in respect of the Notes upon the terms and subject to the conditions herein set forth (Morgan Guaranty Trust Company of New York and its successor or successors as such fiscal agent or principal paying agent qualified or appointed in accordance with Section 8 hereof are herein collectively called the "Fiscal Agent"), and Morgan Guaranty Trust Company of New York hereby accepts such appointment. The Fiscal Agent shall have the powers and authority granted to and conferred upon it herein and in the Notes and such further powers and authority to act on behalf of INTELSAT as may be mutually agreed upon by INTELSAT and the Fiscal Agent. As used herein, "paying agents" shall mean paying agents (including the Fiscal Agent) maintained by INTELSAT as provided in Section 8(b) hereof.

          3. (a) The Notes shall be executed on behalf of INTELSAT by the Director General and Chief Executive Officer or by any other officer of INTELSAT specifically identified in a certificate of incumbency and specimen signatures as having the requisite authority to execute the Notes (the "Executive Officers"), any of whose signatures may be manual or facsimile, under a facsimile of its seal reproduced thereon and attested by its General Counsel or an Assistant General Counsel, any of whose signatures may be manual or facsimile. Notes bearing the manual or facsimile signatures of persons who were at any time the proper officers of INTELSAT shall bind INTELSAT, notwithstanding that such persons or any of them ceased to hold such office or offices prior to the authentication and delivery of such Notes or did not hold such office or offices at the date of issue of such Notes.

          (b) The Fiscal Agent is hereby authorized, in accordance with the provisions of Paragraph 9 of the definitive Notes and this Section, from time to time to authenticate (or to arrange for the authentication on its behalf) and deliver a new Note in exchange for or in lieu of any Note which has become, or the coupons appertaining thereto which have become, mutilated, lost, stolen or destroyed. Each Note authenticated and delivered in exchange for or in lieu of any such Note shall carry all the rights to interest accrued and unpaid and to accrue which were carried by such Note.

          4. (a) INTELSAT initially shall execute and deliver, on 28 February 1995 (the "Closing Date"), a Global Note for an aggregate principal amount of U.S. $200,000,000 to the Fiscal Agent, and the Fiscal Agent by a duly authorized officer or an attorney-in-fact duly appointed pursuant to a valid power of attorney shall, upon the order of INTELSAT signed by an Executive Officer of INTELSAT, authenticate the Global Note and deliver the Global Note to Morgan Guaranty Trust Company of New York (London Branch), a common depositary for the Morgan Guaranty Trust Company, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Cedel societe anonyme ("Cedel"), for credit to the respective account of the purchasers (or to such other accounts as it may direct).

          (b) For the purposes of this Agreement, "Exchange Date" shall mean the day immediately following the expiration of the 40-day period beginning on the later of the date on which Notes are first offered to persons other than distributors (as determined by the Lead Manager) and the Closing Date. Without unnecessary delay, but in any event not less than 14 days prior to the Exchange Date, except in the event of earlier redemption or acceleration, INTELSAT shall execute and deliver to the Fiscal Agent, as INTELSAT's agent, U.S. $200,000,000 principal amount of Bearer Notes.

          (c) Not earlier than the Exchange Date, the interest of a beneficial owner of the Notes in the Global Note shall only be exchanged for Bearer Notes after the account holder instructs Euroclear or Cedel, as the case may be, to request such exchange on his behalf and presents to Euroclear or Cedel, as the case may be, a certificate substantially in the form set forth in Exhibit C hereto, copies of which certificate shall be available from the offices of either Euroclear or Cedel, as the case may be. Any exchange pursuant to this paragraph shall be made free of charge to beneficial owners of the Global Note, except that a person receiving definitive Notes must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such Notes in person at the offices of Euroclear or Cedel. In no event shall any such exchange occur prior to the Exchange Date.

          (d) Upon request for issuance of Bearer Notes, on or after the Exchange Date, the Global Note shall be surrendered by the Common Depositary to the Fiscal Agent, as INTELSAT's agent, for purposes of the exchange of Notes described below. Following such surrender and upon presentation by Euroclear or Cedel, acting on behalf of the beneficial owners of Bearer Notes, to the Fiscal Agent at its principal office in London, United Kingdom (the "Principal Office") of a certificate or certificates substantially in the form set forth in Exhibit D hereto, the Fiscal Agent shall authenticate (or arrange for the authentication on its behalf) and deliver to Euroclear or Cedel, as the case may be, for the account of such owners, the Bearer Notes in exchange for an aggregate principal amount equal to the principal amount of the Global Note beneficially owned by such owners. The presentation to the Fiscal Agent by Euroclear or Cedel of such a certificate may be relied upon by INTELSAT and the Fiscal Agent as conclusive evidence that a related certificate or certificates has or have been presented to Euroclear or Cedel, as the case may be, as contemplated by the terms of Section 4(c) hereof.

          Upon any exchange of a portion of the Global Note for Bearer Notes, the Global Note shall be endorsed by the Fiscal Agent to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount so exchanged; provided, that when the Global
Note is exchanged in full, the Fiscal Agent shall cancel it. Until so exchanged in full, the Global Note shall in all respects be entitled to the same benefits under this Agreement as the definitive Notes authenticated and delivered hereunder, except that none of Euroclear, Cedel or the beneficial owners of the Global Note shall be entitled to receive payment of interest thereon.

          Notwithstanding the foregoing, in the event of redemption or acceleration of the Global Note prior to the issue of the Bearer Notes, Bearer Notes will be issuable in respect of such Global Note on or after the later of (i) the date fixed for such redemption or on which such acceleration occurs and (ii) the Exchange Date, and all of the foregoing in this subsection (d) shall be applicable to the issuance of such Bearer Notes.

          (e) No Note or coupon shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Note or coupon a certificate of authentication substantially in the forms provided for herein and executed by the Fiscal Agent by manual signature, and such certificate upon any Note or coupon shall be conclusive evidence, and the only evidence, that such Note or coupon has been duly authenticated and delivered hereunder.

          5. (a) INTELSAT will pay or cause to be paid to the Fiscal Agent the amounts required to be paid by it herein and in the Notes, at the times and for the purposes set forth herein and in the Notes, and INTELSAT hereby authorizes and directs the Fiscal Agent to make payment of the principal of and interest and additional amounts pursuant to Paragraph 5 of the definitive Notes ("Additional Amounts"), if any, on the Notes in accordance with the terms of the Notes.

          (b) Notwithstanding any other provision hereof (other than the last sentence of this Section 5(b)) or of the Notes, no payment with respect to principal of or interest or Additional Amounts, if any, on any Note may be made at any office of the Fiscal Agent or any other paying agent maintained by INTELSAT in the United States of America (including the States and the District of Columbia), its territories or possessions and other areas subject to its jurisdiction (the "United States"). No payment with respect to a Note shall be made by transfer to an account in, or by mail to an address in, the United States. Notwithstanding the foregoing, payment of principal of and interest and Additional Amounts, if any, on the Notes shall be made at a paying agent in the Borough of Manhattan, The City of New York, if (but only if) payments in United States dollars of the full amount of such principal, interest or Additional Amounts at all offices or agencies outside the United States through which payment is to be made in accordance with the terms of the Notes is illegal or effectively precluded by exchange controls or other similar restrictions.

          (c) If INTELSAT becomes liable to pay additional amounts pursuant to Section 5 of the Notes, then, at least ten business days prior to the date of any such payment of principal or interest to which such payment of additional amounts relates, INTELSAT shall furnish the Fiscal Agent and each other paying agent of INTELSAT with a certificate which specifies, by country, the rates of withholding, if any, applicable to such payment to Holders of the Notes, and shall pay to the paying agent such amounts as shall be required to be paid to Holders of the Notes. INTELSAT hereby agrees to indemnify the Fiscal Agent and each other paying agent of INTELSAT for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any certificate furnished pursuant to this Section 5(c).

          (d) In the case of any redemption of Notes, INTELSAT shall give notice, not less than 45 or more than 75 days prior to any date set for redemption (as provided for in Paragraph 6 of the definitive Notes), to the Fiscal Agent of its election to redeem the Notes on such redemption date specified in such notice. The Fiscal Agent shall cause notice of redemption to be given in the name and at the expense of INTELSAT in the manner provided in Paragraph 6(e) of the definitive Notes.

          6. All Notes and coupons surrendered for payment, redemption or exchange shall, if surrendered to anyone other than the Fiscal Agent, be cancelled and delivered to the Fiscal Agent. All cancelled Notes and coupons held by the Fiscal Agent shall be destroyed, and the Fiscal Agent shall furnish to INTELSAT a certificate with respect to such destruction, except that the cancelled Global Note shall not be destroyed but shall be delivered to INTELSAT.

          7. The Fiscal Agent accepts its obligations set forth herein and in the Notes upon the terms and conditions hereof and thereof, including the following, to all of which INTELSAT agrees and to all of which the rights hereunder of the Holders from time to time of the Notes and coupons shall be subject:

          (a) The Fiscal Agent and each other paying agent of INTELSAT shall be entitled to the compensation to be agreed upon with INTELSAT for all services rendered by it, and INTELSAT agrees promptly to pay such compensation and to reimburse the Fiscal Agent and each other paying agent of INTELSAT for its reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by it in connection with the services rendered by it hereunder. INTELSAT also agrees to indemnify each of the Fiscal Agent and each other paying agent of INTELSAT hereunder for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Fiscal Agent or such other paying agent, arising out of or in connection with its acting as such Fiscal Agent or other paying agent of INTELSAT hereunder, including the costs and expenses of defending against any claim of liability. For the purposes of this Section, the obligations of INTELSAT shall survive the payment of the Notes and the resignation or removal of the Fiscal Agent or any other paying agent of INTELSAT hereunder.

          (b) In acting under this Agreement and in connection with the Notes, the Fiscal Agent and each other paying agent of INTELSAT are acting solely as agents of INTELSAT and do not assume any obligation or relationship of agency or trust for or with any of the Holders of the Notes or coupons, except that all funds held by the Fiscal Agent or any other paying agent of INTELSAT for payment of principal of or interest or Additional Amounts, if any, on the Notes shall be held in trust, but need not be segregated from other funds except as required by law, and shall be applied as set forth herein and in the Notes; provided, however, that monies paid by INTELSAT to the Fiscal Agent or any other paying agent of INTELSAT for the payment of principal of or interest or Additional Amounts, if any, on Notes remaining unclaimed at the end of two years after such principal or interest or Additional Amounts, if any, shall have become due and payable shall be repaid to INTELSAT, as provided and in the manner set forth in the Notes, whereupon the aforesaid trust shall terminate and all liability of the Fiscal Agent or such other paying agent of INTELSAT with respect thereto shall cease and the Holder of such Note or unpaid coupon must thereafter look solely to INTELSAT for payment thereof.

          (c) The Fiscal Agent and each other paying agent of INTELSAT hereunder may consult with counsel (who may also be counsel to INTELSAT) satisfactory to such Fiscal Agent or paying agent in its reasonable judgment, and the written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in reliance thereon.

          (d) The Fiscal Agent and each other paying agent of INTELSAT hereunder shall be protected and shall incur no liability to any person for or in respect of any action in good faith taken, omitted or suffered by it in reliance upon any Note, coupon, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by the Fiscal Agent or such other paying agent in good faith to be genuine and to have been signed by the proper parties.

          (e) The Fiscal Agent and each other paying agent of INTELSAT hereunder and its directors, officers and employees may become the owner of, or acquire an interest in, any Notes or coupons, with the same rights that it or they would have if it were not the Fiscal Agent or such other paying agent of INTELSAT hereunder, may engage or be interested in any financial or other transaction with INTELSAT and may act on, or as depositary, trustee or agent for, any committee or body of Holders of Notes or coupons or holders of other obligations of INTELSAT as freely as if it were not the Fiscal Agent or a paying agent of INTELSAT hereunder.

          (f) Neither the Fiscal Agent nor any other paying agent of INTELSAT hereunder shall be under any liability to any person for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Notes except as may be otherwise agreed with INTELSAT.

          (g) The recitals contained herein and in the Notes (except the Fiscal Agent's certificates of authentication) and in the coupons shall be taken as the statements of INTELSAT, and the Fiscal Agent assumes no responsibility for their correctness. The Fiscal Agent makes no representation as to the validity or sufficiency of this Agreement or the Notes or coupons, except for the Fiscal Agent's due authorization to execute and deliver this Agreement; provided, however, that the Fiscal Agent shall not be relieved of its duty to authenticate Notes (or to arrange for authentication on its behalf) as authorized by this Agreement. The Fiscal Agent shall not be accountable for the use or application by INTELSAT of the proceeds of Notes.

          (h) The Fiscal Agent and each other paying agent of INTELSAT hereunder shall be obligated to perform such duties and only such duties as are herein and in the Notes specifically set forth and no implied duties or obligations shall be read into this Agreement or the Notes against the Fiscal Agent or any other paying agent of INTELSAT. The Fiscal Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any undue expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

          (i) Unless herein or in the Notes otherwise specifically provided, any order, certificate, notice, request, direction or other communication from INTELSAT under any provision of this Agreement shall be sufficient if signed by an Executive Officer of INTELSAT.

          (j) No provision of this Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or that of its directors, officers or employees.

          8. (a) INTELSAT agrees that, until all Notes or coupons (other than coupons the surrender of which has been waived under Paragraphs 3 and 6 of the definitive Notes and coupons which have been replaced or paid as provided in Paragraph 9 of the definitive Notes) authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) become due and payable, whether at maturity or upon redemption, and monies sufficient to pay the principal thereof and interest, and Additional Amounts, if any, thereon shall have been made available to the Fiscal Agent and either paid to the persons entitled thereto or returned to INTELSAT as provided herein and in the Notes, there shall at all times be a Fiscal Agent hereunder which shall be appointed by INTELSAT, shall be authorized under the laws of its place of organization to exercise corporate trust powers and shall have a combined capital and surplus of at least U.S. $50,000,000.

          (b) INTELSAT hereby appoints the Principal Office of the Fiscal Agent as its agent where, subject to any applicable laws or regulations, Notes and coupons may be presented or surrendered for payment, where the Notes may be surrendered for exchange and where notices and demands to or upon INTELSAT in respect of the Notes and coupons and this Agreement may be served. In addition, INTELSAT hereby appoints the main office of Morgan Guaranty Trust Company of New York, Brussels Office, Banque Generale du Luxembourg S.A. in Luxembourg and Credit Suisse in Zurich, Switzerland as additional paying agencies for the payment of principal of, and interest and Additional Amounts, if any, on, the Notes.

          INTELSAT may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that, (i) so long as INTELSAT is required to maintain a Fiscal Agent hereunder, INTELSAT will maintain in London, United Kingdom an office or agency where Notes and coupons may be presented or surrendered for payment, where the Note may be presented for exchange and where notices and demands to or upon INTELSAT in respect of the Notes and coupons and this Agreement may be served and (ii) in the event the circumstances described in
Section 5(b) hereof require, it will designate a paying agent in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., where Bearer Notes and coupons may be presented or surrendered for payment in such circumstances (and not otherwise); and provided, further, that so long as the Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, INTELSAT will maintain a paying agent in Luxembourg. INTELSAT will give prompt written notice to the Fiscal Agent of the appointment or termination of any such agency and of the location and any change in the location of any such office or agency and shall give notice thereof to Holders in the manner described in the first sentence of Paragraph 6(d) of the definitive Notes.

          If at any time INTELSAT shall fail to maintain any such required office or agency in the Borough of Manhattan, The City of New York, the State of New York, U.S.A. or in Luxembourg or shall fail to furnish the Fiscal Agent with the address thereof, presentations and surrenders may be made at the Principal Office of the Fiscal Agent, and Notes and coupons may be presented and surrendered for payment to the Principal Office of the Fiscal Agent, and INTELSAT hereby appoints the same as its agent to receive such presentations and surrenders of Notes and coupons, and the Fiscal Agent hereby accepts such appointment.

          (c) The Fiscal Agent may at any time resign as such Fiscal Agent by giving written notice to INTELSAT of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall never be less than three months after the receipt of such notice by INTELSAT unless INTELSAT agrees to accept less notice. The Fiscal Agent may be removed at any time by the filing with it of an instrument in writing signed on behalf of INTELSAT and specifying such removal and the date when it is intended to become effective. Any resignation or removal of the Fiscal Agent or other paying agent of INTELSAT, if such other paying agent is the only paying agent of INTELSAT then maintained outside the United States, shall take effect upon the date of the appointment by INTELSAT as hereinafter provided of a successor and the acceptance of such appointment by such successor. Upon its resignation or removal, such agent shall be entitled to the payment by INTELSAT of its compensation for the services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses incurred in connection with the services rendered hereunder by such agent.

          (d) In case at any time the Fiscal Agent or other paying agent of INTELSAT, if such other paying agent is the only paying agent of INTELSAT then maintained outside the United States, shall resign, or shall be removed, or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or if a receiver of it or of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor agent, eligible as aforesaid, shall be appointed by INTELSAT by an instrument in writing. Upon the appointment as aforesaid of a successor agent and the acceptance by it of such appointment, the agent so superseded shall cease to be such agent hereunder. If no successor Fiscal Agent or other paying agent of INTELSAT shall have been so appointed by INTELSAT and shall have accepted appointment as hereinafter provided, and if such other paying agent is the only paying agent of INTELSAT then maintained outside the United States, and if INTELSAT shall have otherwise failed to make arrangements for the performance of the duties of the Fiscal Agent or other paying agent, then any Holder of a Note who has been a bona fide Holder of a Note for at least six months, on behalf of himself and all others similarly situated, or the Fiscal Agent, may petition any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., for the appointment of a successor agent.

          (e) Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to INTELSAT an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as such Fiscal Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall simultaneously therewith become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities or other property on deposit with or held by such predecessor, as such Fiscal Agent hereunder. INTELSAT will give prompt written notice to each other paying agent of INTELSAT of the appointment of a successor Fiscal Agent and shall give notice thereof to Holders at least once, in the manner described in Paragraph 6(e) of the definitive Notes.

          (f) Any corporation, bank or trust company into which the Fiscal Agent may be merged or converted, or with which it may be consolidated, or any corporation, bank or trust company resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any corporation, bank or trust company succeeding to all or substantially all the assets and business of the Fiscal Agent, shall be the successor to the Fiscal Agent under this Agreement; provided, however, that such corporation shall be otherwise eligible under this Section, without the execution or filing of any document or any further act on the part of any of the parties hereto.

          9. INTELSAT will pay all stamp taxes and other duties, if any, which may be imposed by the United States, the United Kingdom or any political subdivision or taxing authority of or in the foregoing with respect to (i) the execution or delivery of this Agreement, (ii) the issuance of the Global Note or (iii) the exchange from time to time of the Global Note for Bearer Notes (other than any such tax or duty which would not have been imposed on such exchange had such exchange occurred on or before the first anniversary of the initial issuance of the Notes, which shall be payable by the Holders).

         10. (a) A meeting of Holders of Notes may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Notes to be made, given or taken by Holders of Notes. The Fiscal Agent may, upon request from, and at the expense of, INTELSAT, direct to convene a single meeting of the Holders of Notes and the holders of debt securities of other series.

          (b) INTELSAT may at any time call a meeting of Holders of Notes for any purpose specified in Section 10(a) hereof to be held at such time and at such place in London, United Kingdom or in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., as INTELSAT shall determine. Notice of every meeting of Holders of Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the same manner as provided in Paragraph 6(e) of the definitive Notes, not more than 180 days nor less than 21 days prior to the date fixed for the meeting. In case at any time the Holders of at least 10% in principal amount of the Outstanding (as defined in Paragraph 3 of the definitive Notes) Notes shall have requested INTELSAT to call a meeting of the Holders of Notes for any purpose specified in Section 10(a) hereof, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and INTELSAT shall not have caused to be published the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Holders of Notes in the amount above-specified, as the case may be, may determine the time and the place in London, United Kingdom or in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., for such meeting and may call such meeting for such purposes by giving notice thereof as provided in this subsection
(b).

          (c) To be entitled to vote at any meeting of Holders of Notes, a person shall be a Holder of an Outstanding Note or a person appointed by an instrument in writing as proxy for such a Holder.

          (d) The persons entitled to vote a majority in aggregate principal amount of the Outstanding Notes shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders of Notes, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 10(b) hereof, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Notes which shall constitute a quorum.

          Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount of the Outstanding Notes shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Any meeting of Holders of Notes at which a quorum is present may be adjourned from time to time by vote of a majority in principal amount of the Outstanding Notes represented at the meeting, and the meeting may be held as so adjourned without further notice. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters shall be effectively passed or decided if passed or decided by the persons entitled to vote a majority in principal amount of the Outstanding Notes represented and voting.

          (e) INTELSAT may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes in regard to proof of the holding of Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. INTELSAT or the Holders calling the meeting, as the case may be, shall, by an instrument in writing, appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in principal amount of the Outstanding Notes represented and voting at the meeting. The chairman of the meeting shall have no right to vote, except as a Holder of Notes or a proxy. A record, at least in duplicate, of the proceedings of each meeting of Holders of Notes shall be prepared, and one such copy shall be delivered to INTELSAT and another to the Fiscal Agent to be preserved by the Fiscal Agent.

          11. All notices hereunder shall be deemed to have been given when deposited in the mails as first-class mail, registered or certified mail, return receipt requested, postage prepaid, or, if electronically communicated, then when delivered, or when hand delivered, addressed to either party hereto as follows:

INTELSAT . . . . . . . . International Telecommunications Satellite
                         Organization
                         3400 International Drive, N.W.
                         Washington, D.C. 20008-3098, U.S.A.
                         Attention:     Vice President & Chief
                                        Financial Officer
                         Facsimile No.: (202) 944-7860

Fiscal Agent . . . . . . Morgan Guaranty Trust Company of New York
                         60 Victoria Embankment
                         London EC4Y 0JP, England
                         Attention: Global Trust and Agency Services
                         Facsimile No.: 011-4471-325-8285

or at any other address of which either of the foregoing shall have notified the other in writing. All notices to Holders of Notes shall be given in the manner provided in Paragraph 6(e) of the definitive Notes.

          12. This Agreement and the terms and conditions of the Notes and coupons may be modified or amended by INTELSAT and the Fiscal Agent, without the consent of the Holder of any Note or coupon, for the purpose of (a) adding to the covenants of INTELSAT for the benefit of the Holders of Notes or coupons, or (b) surrendering any right or power conferred upon INTELSAT, or (c) securing the Notes pursuant to the requirements of the Notes or otherwise, or (d) permitting the payment of principal, interest and Additional Amounts, if any, in respect of Notes in the United States, or (e) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Notes or coupons, or (f) evidencing the succession of another organization or entity to INTELSAT and the assumption by any such successor of the covenants and obligations of INTELSAT herein and in the Notes and coupons as permitted by the Notes, or (g) providing for issuances of further debt securities as contemplated by Section 13, or (h) in any manner which the parties may mutually deem necessary or desirable and which in any such case shall not adversely affect the interests of the Holders of the Notes or the coupons.

          13. INTELSAT may from time to time without the consent of the Holder of any Note or coupon issue further debt securities having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest thereon) or having such terms as INTELSAT may determine at the time of their issuance, in either case so that any such further debt securities shall be consolidated and form a single series with the outstanding securities of any series (including the Notes). Unless the context requires otherwise, references herein and in the Notes and coupons to the Notes or coupons shall include any other debt securities issued in accordance with this Section that are intended by INTELSAT to form a single series with the Notes. Any further debt securities forming a single series with the outstanding securities of any series (including the Notes) shall be issued pursuant to this Agreement as amended pursuant to Section 12 for the purpose of providing for the issuance of such debt securities.

          14. This Agreement and each of the Notes and coupons shall be governed by and construed in accordance with the laws of the State of New York, U.S.A.

          15. INTELSAT hereby appoints CT Corporation System, 1633 Broadway, New York, New York 10019, as its authorized agent (the "Authorized Agent") upon which process may be served in any action arising out of or based on this Agreement, the Notes or any coupons which action may be instituted in any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., by the Fiscal Agent or the Holder of any Note or coupon and INTELSAT and each such Holder by acceptance of a Note or coupon expressly accepts the exclusive jurisdiction of any such court in respect of any such action. Such appointment shall be irrevocable until two years after the Notes shall have matured and been paid or moneys for the payment thereof shall have been made available unless and until a successor Authorized Agent shall have been appointed and shall have accepted such appointment. INTELSAT hereby irrevocably waives any immunity to service of process in respect of any such action to which it might otherwise be entitled in any action arising out of or based on this Agreement or the Notes or coupons which may be instituted by the Fiscal Agent or any Holder of a Note or coupon in any State or Federal court in the Borough of Manhattan, The City of New York, the State of New York, U.S.A. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, the State of New York, U.S.A., by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon INTELSAT. INTELSAT irrevocably waives, to the fullest extent permitted by applicable law, any sovereign or other immunity from jurisdiction or from execution (except that INTELSAT does not waive immunity from execution prior to judgment and any similar defense) to which it might otherwise be entitled in any such action which may be instituted by the Fiscal Agent or any Holder of a Note or coupon in any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York, the State of New York, U.S.A.

          16. This Agreement, the Notes and the coupons appertaining thereto will constitute obligations of INTELSAT and not of any Signatory or Party (each as defined in the Agreement Relating to the International Telecommunications Satellite Organization, entered into force on 12 February 1973). No Signatory or Party will waive any immunity to which it may be entitled in any suit on this Agreement or the Notes or coupons, and neither the Fiscal Agent nor Holders of Notes or coupons will have any recourse against any Signatory or Party with respect to any obligations of INTELSAT under this Agreement or the Notes and the coupons appertaining thereto.

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

          17. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                         INTERNATIONAL TELECOMMUNICATIONS
                         SATELLITE ORGANIZATION

                              /s/G.R. Bonney
                         By _____________________________
                            Name:  G.R. Bonney
                            Title: Assistant Treasurer


                         MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK
                         as Fiscal Agent and Principal Paying
                         Agent

                              /s/Viola Japaul
                         By _____________________________
                            Name:  Viola Japaul
                            Title: Associate

          INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION


                             U.S. $200,000,000

                           8 1/8% Notes due 2005


                           TEMPORARY GLOBAL NOTE


          INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION, an international organization established by the Agreement Relating to the International Telecommunications Satellite Organization and the Operating Agreement relating thereto, entered into force on 12 February 1973, for value received, hereby promises to pay to bearer upon presentation and surrender of this Temporary Global Note the principal sum of Two Hundred Million United States Dollars (U.S. $200,000,000) on 28 February 2005 and to pay interest thereon, from the date hereof, annually in arrear on the 28 of February in each year, commencing 28 February 1996, at the rate of 8 1/8% per annum, until the principal hereof is paid or made available for payment; provided, however, that interest on this Temporary Global Note shall be payable only after the issuance of Bearer Notes for which this Temporary Global Note is exchangeable, and only upon presentation and surrender of the interest coupons thereto attached as they severally mature.

          This Temporary Global Note is one of a duly authorized issue of Notes of INTELSAT designated as specified in the title hereof, entitled to the benefits of the Fiscal Agency Agreement, dated as of 28 February 1995, between INTELSAT and Morgan Guaranty Trust Company of New York, as Fiscal Agent. This Note is a temporary note and is exchangeable in whole or from time to time in part without charge upon request of the Holder hereof for Bearer Notes with coupons attached in denominations of U.S. $1,000, $10,000 and $100,000 as promptly as practicable following presentation of certification, in the form required by the Fiscal Agency Agreement for such purpose, that the beneficial owner or owners of this Temporary Global Note (or, if such exchange is only for a part of this Temporary Global Note, of such part) are not citizens or residents of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States Person"). The Bearer Notes are expected to be available 40 days after the Closing Date. Bearer Notes to be delivered in exchange for any part of this Temporary Global Note shall be delivered only outside the United States. Upon any exchange of a part of this Temporary Global Note for Bearer Notes, the portion of the principal amount hereof so exchanged shall be endorsed by the Fiscal Agent on the Schedule hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

          Until exchanged in full for Bearer Notes, this Temporary Global Note shall in all respects be entitled to the same benefits and subject to the same terms and conditions as those of the definitive Notes and those contained in the Fiscal Agency Agreement (including the forms of Notes attached thereto), except that neither the Holder hereof nor the beneficial owners of this Temporary Global Note shall be entitled to receive payment of interest hereon.

          This Temporary Global Note shall be governed by and construed in accordance with the laws of the State of New York, U.S.A.

          All terms used in this Temporary Global Note which are defined in the Fiscal Agency Agreement or the definitive Notes shall have the meanings assigned to them therein.

          Unless the certificate of authentication hereon has been executed by the Fiscal Agent by the manual signature of one of its duly authorized officers, this Temporary Global Note shall not be valid or obligatory for any purpose.

          This Temporary Global Note constitutes an obligation of INTELSAT and not of any Signatory or Party (each as defined in the INTELSAT Agreement). No Signatory or Party will waive any immunity to which it may be entitled in any suit on this Temporary Global Note, and Holders of this Temporary Global Note will have no recourse against any Signatory or Party with respect to any obligations of INTELSAT under this Temporary Global Note.

          IN WITNESS WHEREOF, INTELSAT has caused this Temporary
Global Note to be duly executed and its seal to be hereunto affixed and attested.

Dated as of 28 February 1995


                         INTERNATIONAL TELECOMMUNICATIONS
                           SATELLITE ORGANIZATION



                         By______________________________

Attest:


_____________________

          This is the Temporary Global Note referred to in the within-mentioned Fiscal Agency Agreement.



                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK
                              as Fiscal Agent


                              By _____________________________
                                     Authorized Signatory

                           SCHEDULE OF EXCHANGES

                                          Remaining
                                          principal
                Principal amount           amount              Notation
                 exchanged for            following         made on behalf
Date Made    definitive Bearer Notes    such exchange    of the Fiscal Agent
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

                                 EXHIBIT B

                          [FORM OF BEARER NOTES]

                              [Form of Face]




     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE
     SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX
     LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j)
     AND 1287(a) OF THE INTERNAL REVENUE CODE.


          INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION

                           8 1/8% Notes due 2005


No. B-_________                         U.S.$ [1,000] [10,000]
                                        [100,000]


          INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION ("INTELSAT"), an international organization established by the Agreement Relating to the International Telecommunications Satellite Organization and the Operating Agreement relating thereto, entered into force on 12 February 1973, for value received, hereby promises to pay to bearer upon presentation and surrender of this Note the principal sum of [One Thousand] [Ten Thousand] [One Hundred Thousand] United States dollars on 28 February 2005 and to pay interest thereon, from the date hereof, annually in arrear on the 28 of February in each year ("Interest Payment Date"), commencing 28 February 1996 at the rate of 8 1/8% per annum (calculated on the basis of a year of twelve 30-day months), until the principal hereof is paid or made available for payment. Such payments shall be made subject to any laws or regulations applicable thereto and to the right of INTELSAT (limited as provided below) to terminate the appointment of any such paying agency, at the principal office of Morgan Guaranty Trust Company of New York in London, United Kingdom or at such other offices or agencies outside the United States (as defined in Paragraph 5 on the reverse hereof) as INTELSAT may designate and notify the Holder (as defined in Paragraph 2 on the reverse hereof) as provided in Paragraph 6(e) hereof, at the option of the Holder, by United States dollar check, or (ii) by wire transfer to a United States dollar account maintained by the Holder with a bank located outside the United States. Payments with respect to this Note shall be payable only at an office or agency located outside the United States and only upon presentation and surrender at such office of this Note in the case of principal or the coupons attached hereto (the "coupons") as they severally mature in the case of interest (but not in the case of Additional Amounts payable as defined and provided for in Paragraph 5 on the reverse hereof). No payment with respect to this Note shall be made by transfer to an account in, or by mail to an address in, the United States. Notwithstanding the foregoing, payment of principal of and interest on Bearer Notes and Additional Amounts, if any, may, at INTELSAT's option, be made at an office designated by INTELSAT in the Borough of Manhattan, The City of New York, the State of New York, U.S.A. if (but only if) payments in United States dollars of the full amount of such principal, interest or Additional Amounts at all offices and agencies located outside the United States through which payment is to be made in accordance with the terms of the Notes is illegal or effectively precluded by exchange controls or other similar restrictions as determined by INTELSAT. INTELSAT covenants that until this Note has been delivered to the Fiscal Agent for cancellation or monies sufficient to pay the principal of and interest on this Note have been made available for payment and either paid or returned to INTELSAT as provided herein, it will at all times maintain offices or paying agents (i) in London, United Kingdom, (ii) upon the happening of the events set forth in the immediately prior sentence, in the Borough of Manhattan, The City of New York, the State of New York, U.S.A. and (iii), so long as the Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, in Luxembourg for the payment of the principal of and interest on the Notes as herein provided.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, including but not limited to the provisions for redemption of the Notes, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Fiscal Agent by the manual signature of one of its authorized officers, neither this Note nor any coupon appertaining hereto shall be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, INTELSAT has caused this Note to be duly executed and its seal to be hereunto affixed and attested and duly executed coupons to be annexed hereto.

Dated as of 28 February 1995

                              INTERNATIONAL TELECOMMUNICATIONS
                                SATELLITE ORGANIZATION



                              By______________________________
[Seal]

Attest:

          [FORM OF FISCAL AGENT'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Notes referred to in the within-mentioned Fiscal Agency Agreement.

                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                         as Fiscal Agent



                    By_____________________________________________
                                Authorized Signatory

                       [Form of Reverse]

          1. This Note is one of a duly authorized issue of Notes of INTELSAT in the aggregate principal amount of Two Hundred Million United States Dollars (U.S.$200,000,000), designated as its 8 1/8% Notes due 2005 (the "Notes"). INTELSAT, for the benefit of the Holders from time to time of the Notes, has entered into a Fiscal Agency Agreement, dated as of 28 February 1995 (the "Fiscal Agency Agreement"), between INTELSAT and Morgan Guaranty Trust Company of New York, as Fiscal Agent, copies of which Fiscal Agency Agreement are on file and available for inspection at the Principal Office of the Fiscal Agent in London, United Kingdom and the main offices of the paying agencies named on the face of this Note. (Morgan Guaranty Trust Company of New York and its respective successors as Fiscal Agent are herein collectively called the "Fiscal Agent".)

          As long as any of the Notes shall be outstanding and unpaid, but only up to the time all amounts of principal and interest have been placed at the disposal of the Fiscal Agent, INTELSAT will not cause or permit to be created on any of its property or assets any mortgage, pledge or other lien or charge as security for any bonds, notes or other evidences of indebtedness heretofore or hereafter issued, assumed or guaranteed by INTELSAT for money borrowed (other than purchase money mortgages, sale and leaseback transactions in connection with spacecraft or spacecraft capacity, or other pledges or liens on property purchased by INTELSAT as security for all or part of the purchase price thereof; liens incidental to an investment transaction, but not a borrowing, of INTELSAT; or mechanics', landlords', tax or other statutory liens), unless the Notes shall be secured by such mortgage, pledge or other lien or charge equally and ratably with such other bonds, notes or evidences of indebtedness.

          2. The Notes are issuable in bearer form, with interest coupons attached (the "coupons"), in denominations of U.S. $1,000, U.S. $10,000 and U.S. $100,000. As used herein, the term "Holder" when used with respect to any Bearer Note or coupon, means the bearer thereof.

          3. INTELSAT has appointed the main offices of Morgan Guaranty Trust Company of New York in London, United Kingdom, Morgan Guaranty Trust Company of New York, Brussels Office, Banque Generale du Luxembourg S.A. in Luxembourg and Credit Suisse in Zurich, Switzerland as agencies where Notes may be surrendered for exchange. INTELSAT reserves the right to vary or terminate the appointment of any agent or to appoint additional or other agents or to approve any change in the office through which any agent acts, provided that, subject to the conditions on the face of this Note, there will be at all times an agent in London, United Kingdom.

          All Notes issued upon any exchange of Notes shall be the valid obligations of INTELSAT evidencing the same debt, and entitled to the same benefits, as the Notes surrendered upon such exchange. No service charge shall be made for any exchange, but INTELSAT may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Title to Bearer Notes and coupons shall pass by delivery. INTELSAT, the Fiscal Agent, and any paying agent of INTELSAT may deem and treat the bearer of any Bearer Note or coupon as the owner thereof for all purposes, whether or not such Note or coupon shall be overdue.

          For purposes of the provisions of this Note and the Fiscal Agency Agreement, any Note authenticated and delivered pursuant to the Fiscal Agency Agreement shall, as of any date of determination, be deemed to be "Outstanding", except:

             (i) Notes theretofore cancelled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation and not reissued by the Fiscal Agent;

            (ii)  Notes which have been surrendered for
     redemption in accordance with Paragraph 6 hereof or which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof and interest thereon shall have been made available to the Fiscal Agent; or

           (iii) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the Fiscal Agency Agreement;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes are present at a meeting of Holders of Notes for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by INTELSAT shall be disregarded and deemed not to be Outstanding.

          4. (a) INTELSAT shall pay to the Fiscal Agent at its Principal Office in London, United Kingdom, on or prior to each Interest Payment Date, any redemption date and the maturity date of the Notes, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, amounts sufficient (with any amounts then held by the Fiscal Agent and available for the purpose) to pay the interest on, the redemption price of and accrued interest (if the redemption date is not an Interest Payment Date) on, and the principal of, the Notes due and payable on such an Interest Payment Date, redemption date or maturity date, as the case may be.

          The Fiscal Agent shall apply the amounts so paid to it to the payment of such interest, redemption price and principal in accordance with the terms of the Notes. Any monies paid by INTELSAT to the Fiscal Agent for the payment of the principal of and interest on any Notes and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity, upon call for redemption or otherwise) shall then be repaid to INTELSAT upon its written request, and upon such repayment all liability of the Fiscal Agent with respect thereto shall thereupon cease, without, however, limiting in any way any obligation INTELSAT may have to pay the principal of and interest on this Note as the same shall become due.

          (b) In any case where the date for the payment of the principal of or interest on any Note or the date fixed for redemption of any Note shall be at any place of payment a day on which banking institutions are authorized or obligated by law or executive order to close, or are not carrying out transactions in United States dollars in The City of New York, the State of New York, U.S.A., or the city of the paying agent to which the Note or coupon is surrendered for payment, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place of payment which is not a day on which banking institutions are authorized or obligated by law or executive order to close, or which is a day on which banking institutions are carrying out transactions in United States dollars in The City of New York, the State of New York, U.S.A., or the city of the paying agent to which the Note or coupon is surrendered for payment, with the same force and effect as if made on the date for the payment of the principal or interest or the date fixed for redemption, and no interest shall accrue for the period after such date.

          5. (a) INTELSAT will pay to the Holder of this Note or any coupon appertaining hereto who is a United States Alien (as defined below) such Additional Amounts as may be necessary in order that every net payment of the principal of, and interest on, this Note, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon, or as a result of, such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Note or in such coupon to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply to any one or more of the following:

             (i) any tax, assessment or other governmental charge which would not have been so imposed but for (A) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, or beneficiary of, or a possessor of a power over, such Holder, if such Holder is an estate or trust, or a member or shareholder of such Holder, if such Holder is a partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, possessor, member or shareholder) being or having been a citizen, resident or treated as a resident thereof or being or having been engaged in a trade or business or present therein or having or having had a permanent establishment therein or
     (B) such Holder's present or former status as a personal holding company, controlled foreign corporation, foreign personal holding company or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax, all under existing United States Federal income tax law or successor provisions;

                (ii) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of this Note or any coupon appertaining hereto for payment on a date more than 10 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof is given to Holders, whichever occurs later;

               (iii) any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

                (iv) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of this Note or any coupon appertaining hereto;

                 (v) any tax, assessment or other governmental charge imposed by reason of such Holder's past or present status as the actual or constructive owner of 10 per cent. or more of the capital or profits interest of INTELSAT within the meaning of Section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended, and any regulations thereunder;

                (vi) any tax, assessment or other governmental charge imposed as a result of the failure to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Note, or any coupon appertaining hereto if such compliance is required by statute or by regulation of the United States as a precondition to relief or exemption from such tax, assessment or other government charge;

               (vii) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment on this Note or any coupon appertaining hereto if such payment can be made without such withholding by at least one other paying agent; or

              (viii) any combination of items (i) through (vii) above;

nor will Additional Amounts be paid with respect to any payment of principal or interest on this Note or any coupon appertaining hereto to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of this Note or any coupon appertaining hereto to the extent that such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income for Federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or any coupon appertaining hereto.

              The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident fiduciary of a foreign estate or trust, or a foreign partnership, one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident fiduciary of a foreign estate or trust. The term "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

              (b) Except as specifically provided in this Note and in the Fiscal Agency Agreement, INTELSAT shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein. Whenever in this Note there is a reference, in any context, to the payment of the principal of or interest on, or in respect of, any Note or any coupon, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Paragraph to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Paragraph and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

              6. (a) The Notes are subject to redemption at the option of INTELSAT, as a whole but not in part, at any time at a redemption price equal to the principal amount thereof, together with accrued and unpaid interest to the date fixed for redemption (except if the redemption date is an Interest Payment Date) under the circumstances described in the next three Paragraphs.

              (b) The Notes may be redeemed, as a whole but not in part, at the option of INTELSAT, upon not more than 60 days' nor less than 30 days' prior notice in the manner provided in clause
(e) of this Paragraph 6 at a redemption price equal to the principal amount thereof together with accrued and unpaid interest to the date fixed for redemption, if (x) INTELSAT determines that, without regard to any immunities that may be available to it, (1) as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is announced or becomes effective on or after 28
February 1995, INTELSAT has or will become obligated to pay

Additional Amounts (as provided in Paragraph 5(a) hereof) or (2) on or after 28 February 1995, any action has been taken by any taxing authority of, or any decision has been rendered by a court of competent jurisdiction in, the United States or any political subdivision or taxing authority thereof or therein, including any of those actions specified in (1) above, whether or not such action was taken or decision was rendered with respect to INTELSAT, or any change, amendment, application or interpretation shall be officially proposed, which, in any such case, in the written opinion to INTELSAT of independent legal counsel of recognized standing, will result in a material probability that INTELSAT will become obligated to pay Additional Amounts with respect to the Notes, and (y) in any such case INTELSAT, in its business judgment, determines that such obligation cannot be avoided by the use of reasonable measures available to INTELSAT (provided that INTELSAT shall not be required to assert any immunities that may be available to it); provided, however, that
(i) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which INTELSAT would but for such redemption be obligated to pay Additional Amounts and (ii) at the time such notice of redemption is given, such obligation to pay Additional Amounts remains in effect. Prior to the publication of notice of redemption pursuant to this Paragraph 6(b), INTELSAT shall deliver to the Fiscal Agent a certificate of INTELSAT stating the date of redemption and that INTELSAT is entitled to effect such redemption and setting forth in reasonable detail a statement of facts showing that the conditions precedent to the right of INTELSAT to so redeem the Notes have occurred.

              (c) In addition, if INTELSAT shall determine that any payment made outside the United States by INTELSAT or any paying agent of principal or interest due in respect of any Note or coupon would, under any present or future laws or regulations of the United States and without regard to any immunities that may be available to INTELSAT, be subject to any certification, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to INTELSAT, any paying agent or any governmental authority of the nationality, residence or identity (as distinguished from, for example, status as a United States Alien) of a beneficial owner of such Note or coupon who is a United States Alien (other than such a requirement (i) which would not be applicable to a payment made by INTELSAT or any paying agent (A) directly to the beneficial owner, or (B) to a custodian, nominee or other agent of the beneficial owner, or (ii) which can be satisfied by such custodian, nominee or other agent certifying to the effect that such beneficial owner is a United States Alien, provided that in each case referred to in clauses (i)(B) and (ii), payment by such custodian, nominee or agent to such beneficial owner is not otherwise subject to any such requirement or (iii) would not be applicable to a payment made by at least one other paying agent of INTELSAT), INTELSAT, at its election, shall either (x) redeem the Notes, as a whole but not in part, at a redemption price equal to the principal amount thereof, together with accrued and unpaid interest to the date fixed for redemption or (y) if the conditions set forth in Paragraph 6(d) hereof are satisfied, pay the additional amounts specified in such Paragraph. INTELSAT shall make such determination and election as soon as practicable and give prompt notice thereof (the "Determination Notice") in the manner provided in clause (e) of this Paragraph 6, stating the effective date of such certification, information or other reporting requirement, whether INTELSAT has elected to redeem the Notes or to pay the additional amounts specified in Paragraph
6(d) hereof, and (if applicable) the last date by which the redemption of the Notes must take place, as provided in the next succeeding sentence. If INTELSAT elects to redeem the Notes, such redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as INTELSAT shall elect by notice to the Fiscal Agent given not less than 45 nor more than 75 days before the date fixed for redemption. Notice of such redemption of the Notes will be given to the Holders of the Notes not less than 30 nor more than 60 days prior to the date fixed for redemption. Notwithstanding the foregoing, INTELSAT shall not so redeem the Notes if INTELSAT shall subsequently determine, not less than 30 days prior to the date fixed for redemption, that subsequent payments would not be subject to any such requirement, in which case INTELSAT shall give prompt notice of such determination in the manner provided in clause (e) of this Paragraph 6 and any earlier redemption notice shall be revoked and of no further effect.

              (d) If and so long as the certification, information or other reporting requirements referred to in Paragraph 6(c) would be fully satisfied by payment of a withholding tax, backup withholding tax or similar charge, INTELSAT may elect to pay, without regard to any immunities that may be available to it, such additional amounts (regardless of clause (vi) in Paragraph 5(a)) as may be necessary so that every net payment made outside the United States following the effective date of such requirements by INTELSAT or any paying agent of principal or interest due in respect of any Note or any coupon the beneficial owner of which is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to INTELSAT, any paying agent or any governmental authority), after deduction or withholding for or on account of such withholding tax, backup withholding tax or similar charge (other than a withholding tax, backup withholding tax or similar charge that (i) is the result of a certification, information or other reporting requirement described in the second parenthetical clause of the first sentence of Paragraph 6(c), (ii) is imposed as a result of the fact that INTELSAT or any of its paying agents have actual knowledge that the beneficial owner of such Note or coupon is within the category of persons described in Clauses (i) or (v) of Paragraph 5(a), or
(iii) is imposed as a result of presentation of such Note or coupon for payment more than 10 calendar days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for and notice thereof is given to Holders, whichever occurs later), will not be less than the amount provided for in such Note or coupon to be then due and payable. In the event INTELSAT elects to pay such additional amounts, INTELSAT will have the right, at its sole option, at any time, to redeem the Notes as a whole, but not in part, at a redemption price equal to the principal amount thereof, together with accrued and unpaid interest to the date fixed for redemption. If INTELSAT has made the determination described in Paragraph 6(c) with respect to certification, information or other reporting requirements applicable only to interest and subsequently makes a determination in the manner and of the nature referred to in such Paragraph 6(c) with respect to such requirements applicable to principal, INTELSAT will redeem the

Notes in the manner and on the terms described in Paragraph 6(c) unless INTELSAT elects to have the provisions of this Paragraph apply rather than the provisions of Paragraph 6(c). If in such circumstances the Notes are to be redeemed, INTELSAT shall have no obligation to pay additional amounts pursuant to this Paragraph with respect to principal or interest accrued and unpaid after the date of the notice of such determination indicating such redemption, but will be obligated to pay such additional amounts with respect to interest accrued and unpaid to the date of such determination. If INTELSAT elects to pay additional amounts pursuant to this Paragraph and the condition specified in the first sentence of this Paragraph should no longer be satisfied, then INTELSAT shall promptly redeem such Notes.

              (e) The Fiscal Agent shall cause, on behalf of INTELSAT, notices to be given to redeem the Notes to Holders by publication at least once in a leading daily newspaper in the English language of general circulation in London, United Kingdom and, so long as the Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, in a daily newspaper of general circulation in Luxembourg or, if publication in either London or Luxembourg is not reasonably practicable, elsewhere in Western Europe. The term "daily newspaper" as used herein shall be deemed to mean a newspaper customarily published on each business day, whether or not it shall be published in Saturday, Sunday or holiday editions. If by reason of the suspension of publication of any newspaper, or by reason of any other cause, it shall be impracticable to give notice to the Holders of Notes in the manner prescribed herein, then such notification in lieu thereof as shall be made by INTELSAT or by the Fiscal Agent on behalf of and at the instruction and expense of INTELSAT shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the publication in lieu of which it is given. Neither the failure to give notice nor any defect in any notice given to any particular Holder of a Note shall affect the sufficiency of any notice with respect to other Notes. Such notices will be deemed to have been given on the date of such publication or mailing or, if published in such newspapers on different dates, on the date of the first such publication in Western Europe. Notices to redeem Notes shall be given at least once not more than 60 days nor less than 30 days prior to the date fixed for redemption and shall specify the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of the Notes to be redeemed, together with all appurtenant coupons, if any, maturing subsequent to the date fixed for redemption, that interest accrued and unpaid to the date fixed for redemption (unless the redemption date is an Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue. If the redemption is pursuant to Paragraph 6(b) or 6(c) hereof, such notice shall also state that the conditions precedent to such redemption have occurred and state that INTELSAT has elected to redeem all the Notes.

              (f) If notice of redemption has been given in the manner set forth in Paragraph 6(e) hereof, the Notes so to be redeemed shall become due and payable on such redemption date specified in such notice and upon presentation and surrender of the Notes at the place or places specified in such notice, together with all appurtenant coupons, if any, maturing subsequent to the redemption date, the Notes shall be paid and redeemed by INTELSAT at the places and in the manner and currency herein specified and at the redemption price together with accrued and unpaid interest (unless the redemption date is an Interest Payment Date) to the redemption date; provided, however, that interest due on or prior to the redemption date on the Bearer Notes shall be payable only upon the presentation and surrender of coupons for such interest (at an office or agency outside the United States except as otherwise provided on the face of the Bearer Note). If any Bearer Note surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the redemption date, such Note may be paid after deducting from the amount otherwise payable an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by INTELSAT and the Fiscal Agent if they are furnished with such security or indemnity as they may require to save each of them and each other paying agency of INTELSAT harmless. From and after the redemption date, if monies for the redemption of Notes surrendered for redemption shall have been made available at the Principal Office of the Fiscal Agent for redemption on the redemption date, the Notes surrendered for redemption shall cease to bear interest, the coupons for interest appertaining to Bearer Notes maturing subsequent to the redemption date shall be void (unless the amount of such coupons shall have been deducted from the redemption price at the time of surrender of the Bearer Note to which such coupons appertained, as aforesaid), and the only right of the Holders of such Notes shall be to receive payment of the redemption price together with accrued and unpaid interest (unless the redemption date is an Interest Payment Date) to the redemption date as aforesaid. If monies for the redemption of the Notes are not made available for payment until after the redemption date, the Notes surrendered for redemption shall not cease to bear interest until such monies have been so made available.

              (g) Notes redeemed or otherwise acquired by INTELSAT will forthwith be delivered to the Fiscal Agent for cancellation and may not be reissued or resold, except that Bearer Notes delivered to the Fiscal Agent may, at the written request of INTELSAT, be reissued by the Fiscal Agent in replacement of mutilated, lost, stolen or destroyed Notes pursuant to Paragraph
9 hereof.

              7.  In the event of:

              (a) default in the payment of any installment of interest upon any Note for a period of 30 days after the date when due; or

              (b) default in the payment of the principal of any Note when due (whether at maturity or redemption or otherwise); or

              (c) default in the performance or breach of any covenant or warranty contained in the Notes or the Fiscal Agency Agreement (other than as specified in clauses (a) and

         (b) of this Paragraph 7) for a period of 90 days after the date on which written notice of such failure, requiring INTELSAT to remedy the same and stating that such notice is a "Notice of Default", shall first have been given to INTELSAT and the Fiscal Agent by any Holder of a Note; or

              (d) involuntary acceleration of the maturity of other indebtedness of INTELSAT for money borrowed with a maturity of one year or more in excess of U.S. $50,000,000 which acceleration shall not be rescinded or annulled, or which indebtedness shall not be discharged, within 45 days after notice; or

              (e) INTELSAT is dissolved or the INTELSAT Agreement or the Operating Agreement ceases to be in full force and effect; provided, however, that no default shall occur if INTELSAT's obligations under the Fiscal Agency Agreement and the Notes are assumed by a successor which includes a business which is substantially similar to that of INTELSAT;

the Holder of this Note may, at such Holder's option, unless such Event of Default has been waived as described in Paragraph 10(b) hereof, declare the principal of this Note and accrued and unpaid interest hereon to be due and payable immediately by written notice to INTELSAT, with a copy to the Fiscal Agent at its Principal Office, and unless all such defaults shall have been cured by INTELSAT prior to receipt of such written notice, the principal of this Note and accrued and unpaid interest hereon shall become and be immediately due and payable.

              8. (a) INTELSAT will conduct and operate its business diligently and in the ordinary manner in compliance with the INTELSAT Agreement and the Operating Agreement, and will use all reasonable efforts to maintain in full force and effect its existing international registration of orbital locations and frequency spectrum for the operation of its global commercial telecommunications satellite system; provided, however, that INTELSAT shall not be prevented from making any change with respect to its manner of conducting or operating its business or with respect to such registration if such change, in the judgment of INTELSAT, is desirable and does not materially impair INTELSAT's ability to perform its obligations under the Notes.

              (b) INTELSAT will cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of INTELSAT may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times (except for ordinary wear and tear and deterioration); provided, however, that INTELSAT shall not be prevented from discontinuing the operation or maintenance of any of such properties if such discontinuance, in the judgment of INTELSAT, is desirable in the conduct of its business and does not materially impair INTELSAT's ability to perform its obligations under the Notes.

              9. If any mutilated Note or a Note with a mutilated coupon appertaining to it is surrendered to the Fiscal Agent, INTELSAT shall execute, and the Fiscal Agent shall authenticate
(or arrange for authentication on its behalf) and deliver in exchange therefor, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Note.

              If there be delivered to INTELSAT and the Fiscal Agent
(i) evidence to their satisfaction of the destruction, loss or theft of any Note or coupon, and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to INTELSAT or the Fiscal Agent that such Note or coupon has been acquired by a bona fide purchaser, INTELSAT shall execute, and upon its request the Fiscal Agent shall authenticate (or arrange for authentication on its behalf) and deliver in lieu of any such destroyed, lost or stolen Note or in exchange for the Note to which such coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Note or to the Note to which such destroyed, lost or stolen coupon appertains.

              Upon the issuance of any new Note under this Paragraph, INTELSAT may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and the expenses of the Fiscal Agent and INTELSAT) connected therewith.

              Every new Note with its coupons, if any, issued pursuant to this Paragraph in lieu of any destroyed, lost or stolen Note, or in exchange for a Note to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of INTELSAT, whether or not the destroyed, lost or stolen Note and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone.

              Any new Note delivered pursuant to this Paragraph shall be so dated, or have attached thereto such coupons, that neither gain nor loss in interest shall result from such exchange.

              The provisions of this Paragraph 9 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes or coupons.

              10. (a) The Fiscal Agency Agreement and the terms and conditions of the Notes may be modified or amended by INTELSAT and the Fiscal Agent, without the consent of the Holder of any Note or coupon, in any manner which does not adversely affect the interests of the Holders, to provide for issuances of further debt securities as contemplated by Paragraph 11 hereof and by the Fiscal Agency Agreement, and to cure any ambiguity or to cure, correct or supplement any defective provision contained herein or in any coupon appertaining hereto or in the Fiscal Agency
Agreement, or in certain other circumstances as described in the Fiscal Agency Agreement, to all of which each Holder of any Note or coupon shall, by acceptance thereof, consent.

              (b) The Fiscal Agency Agreement and the terms and conditions of the Notes may also be modified or amended by INTELSAT and the Fiscal Agent, and future compliance therewith or past default by INTELSAT may be waived, either with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding or by the adoption of a resolution at a meeting of Holders duly convened and held in accordance with the provisions of the Fiscal Agency Agreement at which a quorum (as defined below) is present by at least a majority in aggregate principle amount of Notes represented at such meeting; provided, however, that no such modification, amendment or waiver may, without the written consent or affirmative vote of the Holder of each Note affected thereby:

                 (i) change the stated maturity of the principal of or any installment of interest on any such Note, or

                (ii) reduce the principal amount thereof or the rate of interest on any such Note, or

               (iii) change the obligation of INTELSAT to pay
         Additional Amounts, or

                (iv) change the coin or currency in which any such Note or the interest thereon is payable, or

                 (v) modify the obligation of INTELSAT to maintain offices or agencies outside the United States, or

                (vi) reduce the percentage in principal amount of the Outstanding Notes necessary to modify or amend the Fiscal Agency Agreement or the terms and conditions of the Notes or the coupons, or to waive any future compliance or past default, or

               (vii) reduce the requirements for voting for the adoption of a resolution or the quorum required at any meeting of Holders of Notes at which a resolution is adopted.

              The quorum at any meeting called to adopt a resolution will be a majority in aggregate principal amount of Notes Outstanding, except that at any meeting which is reconvened for lack of a quorum, the Holders entitled to vote 25 per cent. in aggregate principle amount of Notes Outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

              It shall not be necessary for the Holders of Notes to approve the particular form of any proposed amendment, but it shall be sufficient if they approve the substance thereof.

              (c) Any modifications, amendments or waivers to the Fiscal Agency Agreement or to the terms and conditions of the Notes in accordance with the foregoing provisions will be conclusive and binding on all Holders of Notes, whether or not they have given such consent, and on all Holders of coupons, whether or not notation of such modifications, amendments or waivers is made upon the Notes or coupons, and on all future Holders of Notes and coupons.

              (d) Promptly after the execution of any amendment to the Fiscal Agency Agreement or the effectiveness of any modification or amendment of the terms and conditions of the Notes, notice of such modification or amendment shall be given by INTELSAT or by the Fiscal Agent on behalf of and at the expense of INTELSAT, to Holders of the Notes in the manner provided in Paragraph 6(e) hereof. The failure to give such notice on a timely basis shall not invalidate such modification or amendment, but INTELSAT shall cause the Fiscal Agent to give such notice as soon as practicable upon discovering such failure or upon any impediment to the giving of such notice being overcome.

              11. INTELSAT may from time to time, without the consent of the Holder of any Note or coupon, issue further debt securities having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest thereon) or having such terms as INTELSAT may determine at the time of their issuance, in either case so that any such further debt securities shall be consolidated and form a single series with outstanding securities of any series (including the Notes). Unless the context requires otherwise, references in the Notes and coupons and in the Fiscal Agency Agreement to the Notes or coupons shall include any other debt securities issued in accordance with the Fiscal Agency Agreement that are intended by INTELSAT to form a single series with the Notes. Any further debt securities forming a single series with the outstanding securities of any series (including the Notes) shall be issued pursuant to the Fiscal Agency Agreement as amended for the purpose of providing for the issuance of such debt securities.

              12. Subject to the authentication of this Note by the Fiscal Agent, INTELSAT hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of the

Notes and any coupons, and to constitute the same the valid obligations of INTELSAT, have been done and performed and have happened in due compliance with all applicable laws.

              13. INTELSAT hereby appoints CT Corporation System, 1633 Broadway, New York, New York 10019, as its authorized agent ("Authorized Agent") upon which process may be served in any action arising out of or based on the Notes or any coupons which action may be instituted in any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York, the State of New York, U.S.A., by the Holder of any
Note or coupon, and INTELSAT and each Holder by acceptance hereof expressly accepts the exclusive jurisdiction of any such court in respect of any such action. Such appointment shall be irrevocable until two years after the Notes shall have matured and been paid or moneys for the payment thereof shall have been made available unless and until a successor Authorized Agent shall have been appointed and shall have accepted such appointment. INTELSAT hereby irrevocably waives any immunity to service of process in respect of any such action to which it might otherwise be entitled in any action arising out of or based upon the Notes or coupons which may be instituted by any Holder of a Note or coupon in any State or Federal court in the Borough of Manhattan, The City of New York, the State of New York, U.S.A. Service of process upon the Authorized Agent at the address indicated above, as such address may be changed within the Borough of Manhattan, The City of New York, the State of New
York, U.S.A., by notice given by the Authorized Agent to each party hereto, shall be deemed, in every respect, effective service of process upon INTELSAT. INTELSAT irrevocably waives, to the fullest extent permitted by applicable law, any sovereign or other immunity from jurisdiction or from execution (except that INTELSAT does not waive immunity from execution prior to judgment and any similar defense) to which it might otherwise be entitled in any such action which may be instituted by any Holder of a Note or coupon in any New York State or United States
Federal court sitting in the Borough of Manhattan, The City of New York, the State of New York, U.S.A.

              14. The Notes and coupons will constitute an obligation of INTELSAT and not of any Signatory or Party (each as defined in the INTELSAT Agreement). No Signatory or Party will waive any immunity to which it may be entitled in any suit on the Notes or coupons, and Holders of Notes or coupons will have no recourse against any Signatory or Party with respect to any obligations of INTELSAT under the Notes or coupons.

                             [Form of coupon]

                             [Face of coupon]

              ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


                                                           [B-][1] ... [10]
                                            U.S.$[81.25] [812.50] [8125.00]
                                           Due 28 February [1996]....[2005]


          INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION

                           8 1/8% Notes due 2005


              On the date set forth hereon, INTERNATIONAL
TELECOMMUNICATIONS SATELLITE ORGANIZATION ("INTELSAT") will pay to bearer upon surrender hereof, the amount shown hereon (together with any additional amounts in respect thereof which INTELSAT may be required to pay according to the terms of said
Note) at the paying agencies set out on the reverse hereof or at such other places outside the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction as INTELSAT may determine from time to time, at the option of the Holder, by United States dollar check drawn on a bank in The City of New York, the State of New York, U.S.A. or by transfer to a United States dollar account maintained by the payee with a bank located in a city in Western Europe, being the interest then payable on said Note.

                                  INTERNATIONAL TELECOMMUNICATIONS
                                    SATELLITE ORGANIZATION


                            By_______________________________________

                         [Reverse of coupon]


               Morgan Guaranty Trust Company of New York
                          60 Victoria Embankment
                             London EC4Y 0JP
                              United Kingdom


          Banque Generale du Luxembourg S.A.27 Avenue Monterey
                             L-2951 Luxembourg


                               Credit Suisse
                               Paradeplatz 8
                               8001 Zurich
                               Switzerland

         Morgan Guaranty Trust of New York, Brussels Office
                          Avenue des Arts 35
                           B-1040 Brussels
                              Belgium

                              EXHIBIT C

               [FORM OF CERTIFICATION TO BE GIVEN TO
               EUROCLEAR OR CEDEL BY ACCOUNT HOLDER]

                            CERTIFICATE

      INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION


                     8 1/8% Notes due 2005

                          (the "Notes")

              This is to certify that as of the date hereof, and except as set forth below, interests in the temporary Global Note representing the above-captioned Notes held by you for our account
(i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale or (b) acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise INTELSAT or INTELSAT's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a United States or foreign financial institution for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition, if the owner of the Notes is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

              As used herein, "United States" means the United States of America (including the States thereof and the District of Columbia); and its "possessions" include Puerto Rico, the U.S.
Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

              We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

              This certification excepts and does not relate to U.S. $______ of such interest in the above Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

              We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:  _____________, 199_



By:_______________________________________
   As, or as agent for, the beneficial owner(s)
   of the Notes to which this certificate relates.

                                EXHIBIT D

                   [FORM OF CERTIFICATION TO BE GIVEN
                      BY THE EUROCLEAR OPERATOR OR
                                 CEDEL]

                              CERTIFICATION

         INTERNATIONAL TELECOMMUNICATIONS SATELLITE ORGANIZATION


                          8 1/8% Notes due 2005
                              (the "Notes")

              This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Fiscal Agency Agreement, as of the date hereof, U.S. $_______ principal amount of the above-captioned Notes
(i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale or (b) United States persons who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise INTELSAT or INTELSAT's agent that it will comply with the requirements of Section 165(j)(3)(A),
(B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by a United
States or foreign financial institution for purposes of resale during the restricted period (as defined in U.S. Treasury
Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

              We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global
Note excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

              We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:  __________, 199_

                                       Yours faithfully,
                                       [Morgan Guaranty Trust Company
                                       of New York, Brussels Office as
                                       operator of the Euroclear
                                       System]

                                                 or

                                       [Cedel societe anonyme]


                                       By_______________________